[THE BANK OF NEW YORK, NEW YORK BRANCH]
Note Trustee

MACQUARIE SECURITISATION LIMITED
ABN 16 003 297 336
Manager

[PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827]
Issuer Trustee







NOTE TRUST DEED
PUMA GLOBAL TRUST NO. [ ]











                                [GRAPHIC OMITTED]
                                  CLAYTON UTZ
                                Levels 23-35 No 1
                   O'Connell Street Sydney NSW 2001 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                OUR REF - 801/706/21723315 CONTACT - NINIAN LEWIS


            SYDNEY O MELBOURNE O BRISBANE O PERTH O CANBERRA O DARWIN

                  Liability is limited by the Solicitors Scheme under the Professional Standard Act 1994 NSW

TABLE OF CONTENTS

1.          DEFINITIONS AND INTERPRETATION........................................................................2
            1.1         Definitions...............................................................................2
            1.2         Sub-Fund Notice and Trust Deed definitions................................................5
            1.3         Interpretation............................................................................6
            1.4         Issuer Trustee's capacity.................................................................8
            1.5         Benefit of covenants under this Deed......................................................8
            1.6         Obligations several.......................................................................8
            1.7         Incorporated definitions and other provisions.............................................8
            1.8         Interpretation of provisions incorporated from TIA........................................9
            1.9         Transaction Document and Issuing Document.................................................9

2.          THE NOTE TRUST........................................................................................9

            2.1         Appointment of Note Trustee...............................................................9
            2.2         Declaration of Note Trust.................................................................9
            2.3         Duration of Note Trust...................................................................10
            2.4         Benefit of Note Trust....................................................................10
            2.5         Interested persons bound.................................................................10

3.          AMOUNT, FORM AND ISSUE OF CLASS A NOTES..............................................................10

            3.1         Aggregate amount and denomination........................................................10
            3.2         Description and Form of Class A Notes....................................................10
            3.3         Initial issue as Book-Entry Notes........................................................10
            3.4         Issue of Definitive Notes................................................................11
            3.5         Indemnity for non-issue of Definitive Notes..............................................12

4.          NOTE REGISTER........................................................................................12

            4.1         Maintenance of Note Registrar............................................................12
            4.2         Provision of Noteholder Information......................................................13
            4.3         Note Register conclusive.................................................................13

5.          REPRESENTATIONS AND WARRANTIES.......................................................................13

            5.1         By the Issuer Trustee....................................................................13
            5.2         By the Manager...........................................................................14
            5.3         By the Note Trustee......................................................................15

6.          COVENANTS BY ISSUER TRUSTEE AND MANAGER..............................................................15

            6.1         Covenant to pay..........................................................................15
            6.2         Covenant of compliance...................................................................16
            6.3         Other covenants..........................................................................16
            6.4         Covenants between Issuer Trustee and Manager.............................................18

7.          ENFORCEMENT..........................................................................................18

            7.1         Notice following an Event of Default or Potential Event of Default.......................18
            7.2         Restrictions on enforcement..............................................................19
            7.3         Note Trustee may enforce.................................................................19
            7.4         Note Trustee alone may enforce...........................................................20

8.          NOTE TRUSTEE'S POWERS, PROTECTIONS ETC...............................................................20

            8.1         Note Trustee's additional powers, protections, etc.......................................20
            8.2         Waivers..................................................................................25
            8.3         Note Trustee's liability.................................................................26
            8.4         Dealings with the PUMA Trust.............................................................26
            8.5         Delegation of duties of Note Trustee.....................................................27
            8.6         Related Body Corporate of the Note Trustee...............................................27

                                                                              i.

9.          DUTIES OF THE NOTE TRUSTEE...........................................................................27
            9.1         Note Trustee's general duties............................................................27
            9.2         Duties of the Note Trustee prior to Event of Default.....................................27
            9.3         Duties of the Note Trustee following an Event of Default.................................27
            9.4         Certain limitations of liability where acting in good faith..............................28
            9.5         Note Trustee not relieved of liability for negligence etc................................28
            9.6         Preferred collection of claims against the Issuer Trustee................................28
            9.7         Compliance with Section 310 of TIA.......................................................28
            9.8         Voting at meetings under Trust Deed or Security Trust Deed...............................28
            9.9         Transaction Documents....................................................................28

10.         APPLICATION OF MONEYS................................................................................29

            10.1        Moneys received..........................................................................29
            10.2        Investment of moneys held................................................................29

11.         CONTINUING SECURITY AND RELEASES.....................................................................30

            11.1        Issuer Trustee's liability not affected..................................................30
            11.2        Waiver by the Issuer Trustee.............................................................30

12.         REMUNERATION AND EXPENSES OF NOTE TRUSTEE............................................................30

            12.1        Payment of fee...........................................................................30
            12.2        Payment of expenses......................................................................30
            12.3        Additional duties........................................................................31
            12.4        Dispute as to additional duties..........................................................31
            12.5        Currency and VAT.........................................................................31
            12.6        No other fees or expenses................................................................31
            12.7        Issuer Trustee personally liable for fees................................................31
            12.8        Timing of payments.......................................................................32
            12.9        Non-discharge............................................................................32

13.         ADDITIONAL NOTE TRUSTEES.............................................................................32

            13.1        Appointment and removal..................................................................32
            13.2        Joint exercise of powers.................................................................32
            13.3        Notice...................................................................................33

14.         RETIREMENT OR REMOVAL OF NOTE TRUSTEE................................................................33

            14.1        Retirement of Note Trustee...............................................................33
            14.2        Removal by Manager.......................................................................33
            14.3        Note Trustee may retire..................................................................33
            14.4        Appointment of Substitute Note Trustee by Class A Noteholders............................34
            14.5        Release of Note Trustee..................................................................34
            14.6        Vesting of Note Trust Fund in Substitute Note Trustee....................................34
            14.7        Substitute Note Trustee to execute deed..................................................34
            14.8        Current Rating Authorities advised.......................................................34
            14.9        Retention of lien........................................................................35
            14.10       Issuer Trustee and Manager cannot be appointed...........................................35
            14.11       No limitation of TIA.....................................................................35

15.         AMENDMENT............................................................................................35

            15.1        Amendment by Note Trustee................................................................35
            15.2        Amendments requiring consent of Class A Noteholders......................................36
            15.3        Compliance with TIA......................................................................36
            15.4        No Current Rating Authority downgrade....................................................36
            15.5        Distribution of amendments...............................................................36
            15.6        Amendments binding on Class A Noteholders................................................36

                                                                             ii.

16.         REPORTS..............................................................................................36

            16.1        Reports by Note Trustee..................................................................36
            16.2        Reports by Issuer Trustee................................................................37
            16.3        Restricted securities....................................................................37

17.         CURRENCY INDEMNITY...................................................................................38

            17.1        Improper currency receipts...............................................................38
            17.2        Currency indemnity.......................................................................38
            17.3        Failure to pay proper currency...........................................................38

18.         EXPENSES AND STAMP DUTIES............................................................................38

            18.1        Expenses.................................................................................38
            18.2        Stamp duties and other taxes.............................................................39

19.         TRUST INDENTURE ACT..................................................................................39

            19.1        Certificates and opinions................................................................39
            19.2        Undertaking for costs....................................................................40
            19.3        Exclusion of section 316(a)(1)...........................................................41
            19.4        Unconditional rights of Class A Noteholders to receive principal and interest............41
            19.5        Conflict with Trust Indenture Act........................................................41

20.         GOVERNING LAW AND JURISDICTION.......................................................................41

            20.1        Governing law............................................................................41
            20.2        Jurisdiction.............................................................................41

21.         NOTICES..............................................................................................42

            21.1        Method of delivery.......................................................................42
            21.2        Deemed receipt...........................................................................42
            21.3        Notices to Class A Noteholders...........................................................42
            21.4        Notices from Class A Noteholders.........................................................43
            21.5        Issuer Trustee and Manager...............................................................43
            21.6        Email....................................................................................43

22.         ISSUER TRUSTEE'S LIMITED LIABILITY...................................................................44

            22.1        Limitation on the Issuer Trustee's liability.............................................44
            22.2        Claims against the Issuer Trustee........................................................44
            22.3        Breach of trust..........................................................................44
            22.4        Acts or omissions........................................................................44
            22.5        No authority.............................................................................44
            22.6        No obligation............................................................................44

23.         MISCELLANEOUS........................................................................................45

            23.1        Assignment by the Issuer Trustee.........................................................45
            23.2        Assignment by Manager....................................................................45
            23.3        Assignment by Note Trustee...............................................................45
            23.4        Certificate of Note Trustee..............................................................45
            23.5        Continuing obligation....................................................................45
            23.6        Settlement conditional...................................................................45
            23.7        Interest on judgment.....................................................................45
            23.8        Severability of provisions...............................................................46
            23.9        Remedies cumulative......................................................................46
            23.10       Waiver...................................................................................46
            23.11       Written waiver, consent and approval.....................................................46
            23.12       Moratorium legislation...................................................................46
            23.13       Binding on each signatory................................................................46
            23.14       Counterparts.............................................................................46

                                                                            iii.

SCHEDULE 1 FORM OF CLASS A NOTE..................................................................................49

SCHEDULE 2 FORM OF NOTE CONDITIONS...............................................................................55

                                                                             iv.

TRUST INDENTURE ACT - CROSS REFERENCE TABLE

This cross reference table does not, for any purpose, form part of this Note Trust Deed. "N.A." means not applicable.

TRUST INDENTURE ACT SECTION          CLAUSE REFERENCE
310   (a) (1)                        5.3(h), 9.7, 14.2, 14.3, 14.4
      (a) (2)                        9.7
      (a) (3)                        13.2
      (a) (4)                        N.A.
      (a) (5)                        14.10
      (b)                            9.7(c), 14.11
      (c)                            N.A.
311   (a)                            9.6
      (b)                            9.6
      (c)                            N.A.
312   (a)                            4.2(a), 4.2(b)
      (b)                            4.2(b)
      (c)                            4.2(c)
313   (a)                            16.1
      (b)(1)                         16.1
      (b)(2)                         16.1, 21.3
      (c)                            16.1
      (d)                            16.1
314   (a)(1)                         16.2(a)
      (a)(2)                         16.2(b)
      (a)(3)                         16.2(c)
      (a)(4)                         6.3(c)(i)
      (b)                            6.3(h)
      (c)                            19.1(a)
      (d)                            19.1(b)
      (e)                            19.1(c)
      (f)                            N.A.
315   (a)                            9.2
      (b)                            7.1(a)
      (c)                            9.3
      (d)                            9.5, 8.1(e)
      (e)                            19.2
316   (a)(1)                         19.3(a)
      (a)(2)                         N.A.
      (b)                            19.4
      (c)                            21.4
317   (a)(1)                         7.3
      (a)(2)                         7.3
      (b)                            6.3(k)
318   (a)                            19.5



                                                                              1.

NOTE TRUST DEED MADE ON [ ]

PARTIES [THE BANK OF NEW YORK, NEW YORK BRANCH, a New York banking corporation acting through its New York Branch at 101 Barclay Street, 21W, New York, New York, 10286] (hereinafter included in the expression the "NOTE TRUSTEE")

                        MACQUARIE SECURITISATION LIMITED, ABN 16 003 297 336, a company incorporated in Australia and registered in New South Wales and having an office at Level 23, 20 Bond Street, Sydney, Australia (hereinafter included by incorporation in the expression the "MANAGER")

                        [PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827, a company incorporated in Australia and registered in New South Wales and having an office at Level 7, 9 Castlereagh Street, Sydney, Australia in its capacity as trustee of the PUMA Trust (as hereinafter defined)] (hereinafter included in the expression the "ISSUER TRUSTEE")

RECITALS

A. The Issuer Trustee is the trustee, and the Manager is the manager, of the PUMA Trust.

B. The Issuer Trustee proposes to issue, at the direction of the Manager, securities, including the Class [ ] Notes and [insert name of any other notes offered under the prospectus supplement], which are to be constituted, issued and authenticated pursuant to this Deed.

C. The Note Trustee has agreed to act as trustee for the benefit of the Class [ ] Noteholders on the terms of this Deed.

D. This Deed is an indenture qualified under, and subject to the mandatory provisions of, the Trust Indenture Act 1939 of the United States of America, which are incorporated by reference in and made part of this Deed.

THIS DEED PROVIDES

1.          DEFINITIONS AND INTERPRETATION

--------------------------------------------------------------------------------
1.1         DEFINITIONS

            In this Deed, unless the contrary intention appears:

            "ADDITIONAL NOTE TRUSTEE" means each person from time to time appointed under clause [13.1] to act as a co-trustee with the Note Trustee.

            "AGENT" has the same meaning as in the Agency Agreement.

            "AUTHORISED OFFICER":

            (a) in relation to the Note Trustee, means a responsible officer of the Corporate Trust Administration department of the Note Trustee;

            (b) in relation to the Issuer Trustee, has the same meaning as "Authorised Signatory" in the Trust Deed; and

            (c) in relation to the Manager, has the same meaning as "Authorised Signatory" in the Trust Deed.

            "BOOK-ENTRY NOTE" means a Class [ ] Note issued or to be issued, as the case may be, by the Issuer Trustee in accordance with clause [3.3(a)] to the Depository or its nominee or subsequently transferred to a replacement Depository or its nominee.


                                                                              2.

            "CHARGE" has the same meaning as in the Security Trust Deed.

            "CHARGE RELEASE DATE" has the same meaning as in the Security Trust Deed.

            "CHARGED PROPERTY" has the same meaning as in the Security Trust
            Deed.

            "CLASS [ ] NOTE" means a debt security issued or to be issued by the Issuer Trustee, in its capacity as trustee of the PUMA Trust, pursuant to the provisions of this Deed (whether as a Book-Entry Note or a Definitive Note) and described on its face as a Class [ ] Note.

            [insert similar definition for any other notes offered under the prospectus supplement]

            "CLASS [ ] NOTE OWNER" means, with respect to a Book-Entry Note, the person who is the beneficial owner of such Book-Entry Note, as reflected in the books of the Depository or in the books of a person maintaining an account with the Depository (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Depository).

            [insert similar definition for any other notes offered under the prospectus supplement]

            "CLASS [ ] NOTEHOLDER" in relation to a Class [ ] Note at any given time means the person then appearing in the Note Register as the holder of the Class [ ] Note.

            [insert similar definition for any other notes offered under the prospectus supplement]

            "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "COMMISSION" means the Securities and Exchange Commission of the United States of America, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Deed that Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing those duties.

            "COUNSEL'S OPINION" means one or more written opinions of legal counsel (who may, except as otherwise expressly provided in this Deed, be employees or counsel of the Issuer Trustee or the Manager) acceptable to the Note Trustee which:

            (a) are addressed to the Note Trustee (and which may also be addressed to other persons);

            (b) are in a form satisfactory to, and are subject to such qualifications and assumptions as are acceptable to, the Note Trustee; and

            (c)  comply, where applicable, with the TIA,

            and which state, in the opinion of the legal counsel, the matter to be opined upon.

            "DEFINITIVE NOTE" means a Class [ ] Note issued or to be issued, as the case may be, by the Issuer Trustee in accordance with clause [3.4].

            "DEPOSITORY" means each organisation registered as a clearing agency pursuant to section 17A of the Exchange Act that agrees with the Manager and the Issuer Trustee to hold Class [ ] Notes (directly or through a nominee) and initially means The Depository Trust Company.

            "DTC LETTER OF REPRESENTATIONS" means the DTC Letter of Representations dated on or before the Closing Date between the Issuer Trustee, the Principal Paying Agent and The Depository Trust Company, as the initial Depository, as amended from time to time.


                                                                              3.

            "ELIGIBLE TRUST CORPORATION" means any person eligible for appointment as an institutional trustee under an indenture to be qualified pursuant to the TIA as prescribed in section 310(a) of the TIA.

            "EVENT OF DEFAULT" has the same meaning as in the Security Trust
            Deed.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States of America.

            "INSOLVENCY EVENT" has the same meaning as in the Security Trust
            Deed.

            "INTERESTED PERSONS" means a collective reference to the Issuer Trustee, the Class [ ] Noteholders, the Class [ ] Note Owners, the Manager and all persons claiming through them and "INTERESTED PERSON" means a several reference to all Interested Persons.

            "ISSUER TRUSTEE" means Perpetual Trustees Australia Limited or if Perpetual Trustees Australia Limited retires or is removed as trustee of the PUMA Trust under the Trust Deed, the then substitute Trustee.

            "MAJORITY" in relation to the Class [ ] Noteholders means Class [ ] Noteholders holding Class [ ] Notes with an aggregate Principal Balance of greater than 50% of the aggregate Principal Balance of all the Class [ ] Notes.

            "MANAGER DEFAULT" means the occurrence of any of the events specified in clause [9.2] of the Management Deed.

            "NOTE CONDITIONS" means the terms and conditions of the Class [ ] Notes in the form set out in Schedule 2, as completed and attached to each Class [ ] Note.

            "NOTE REGISTER" has the same meaning as in the Agency Agreement.

            "NOTE REGISTRAR" has the same meaning as in the Agency Agreement.

            "NOTE TRUST" means the trust established under clause [2.2] of this Deed.

            "NOTE TRUST FUND" means:

            (a) the Note Trustee's rights, remedies and powers under this Deed, the Security Trust Deed and each other Transaction Document to which the Note Trustee is expressed to be a party;

            (b) the Note Trustee's right, title and interest as beneficiary of the Security Trust; and

            (c) any other property and benefits which the Note Trustee holds on trust for the Class [ ] Noteholders under this Deed.

            "NOTE TRUSTEE" means [The Bank of New York, New York Branch] or if [The Bank of New York, New York Branch] retires or is removed as Note Trustee, any person appointed as a Substitute Note Trustee.

            "PAYING AGENT" has the same meaning as in the Agency Agreement.

            "PAYMENT MODIFICATION" in relation to the Class [ ] Notes means any alteration, addition or revocation of any provision of this Deed, the Class [ ] Notes (including the Note Conditions), the Trust Deed to the extent that it applies to the PUMA Trust, the Sub-Fund Notice or the Security Trust Deed which modifies:

            (a) the amount, timing, place, currency or manner of payment of principal or interest in respect of the Class [ ] Notes including, without limitation, any modification to the Principal Balance, interest rate or Final Maturity Date of the Class [ ] Notes or to clauses [5.1], [5.2] or [5.5] of the Sub-Fund Notice, conditions [6.9] and [7.2] of the


                                                                              4.

                 Note Conditions or clause [13] of the Security Trust Deed or which would impair the rights of the Class [ ] Noteholders to institute suit for enforcement of such payment on or after the due date for such payment;

            (b) the definition of the term "Special Majority" in this clause [1.1], clause [21.4] of this Deed or the circumstances in which the consent or direction of a Special Majority of the Class [ ] Noteholders is required;

            (c)  clause [6.1(a)] of the Security Trust Deed; or

            (d) the requirements for altering, adding to or revoking any provision of the Note Trust Deed or the Class [ ] Notes (including the Note Conditions).

            "POTENTIAL EVENT OF DEFAULT" has the same meaning as in the Security Trust Deed.

            "PRINCIPAL PAYING AGENT" has the same meaning as in the Agency Agreement.

            "PUMA TRUST" means the trust known as the PUMA Global Trust No. [ ] established pursuant to the Trust Deed and the Sub-Fund Notice.

            "RELEVANT PARTIES" has the same meaning as in the Note Conditions.

            "SECURED CREDITOR" has the same meaning as in the Security Trust
            Deed.

            "SECURED MONEYS" has the same meaning as in the Security Trust Deed.

            "SECURITY INTEREST" has the same meaning as in the Security Trust Deed.

            "SECURITY TRUST" has the same meaning as in the Security Trust Deed.

            "SPECIAL MAJORITY" in relation to the Class [ ] Noteholders means Class [ Noteholders holding Class [ ] Notes with an aggregate Principal Balance of no less than 75% of the aggregate Principal Balance of all the Class [ ] Notes.

            "STATUTE" means any legislation now or hereafter in force of the Parliament of the Commonwealth of Australia or of any State or Territory thereof or of any legislative body of any other country or political subdivision thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

            "SUB-FUND NOTICE" means the Sub-Fund Notice dated on or prior to the date of this Deed from the Manager to the Issuer Trustee.

            "SUBSTITUTE NOTE TRUSTEE" means at any given time means the entity then appointed as Note Trustee under clause [14].

            "TAX" has the same meaning as in the Security Trust Deed.

            "TIA" means the Trust Indenture Act of 1939 of the United States of America as in force at the date of this Deed, or, if this Deed is first qualified under the Trust Indenture Act after the issue of Class [ ] Notes, as in force at the date of such qualification.

            "TRUST DEED" means the Trust Deed dated 13 July 1990 between the person referred to therein as the Founder and Perpetual Trustees Australia Limited, as amended from time to time.

            "TRUSTEE DEFAULT" means the occurrence of any of the events specified in clause [19.1(b)(i)] to [19.1(b)(iv)] (inclusive) of the Trust Deed.

            "VOTING SECURED CREDITORS" has the same meaning as in the Security Trust Deed.


                                                                              5.

1.2         SUB-FUND NOTICE AND TRUST DEED DEFINITIONS

            Subject to clause [1.7], unless defined in this Deed, words and phrases defined in either or both of the Trust Deed and the Sub-Fund Notice have the same meaning in this Deed. Where there is any inconsistency in a definition between this Deed (on the one hand) and the Trust Deed or the Sub-Fund Notice (on the other hand), this Deed prevails. Where there is any inconsistency in a definition between the Trust Deed and the Sub-Fund Notice, the Sub-Fund Notice prevails over the Trust Deed in respect of this Deed. Subject to clause [1.7], where words or phrases used but not defined in this Deed are defined in the Trust Deed in relation to a Fund (as defined in the Trust Deed) such words or phrases are to be construed in this Deed, where necessary, as being used only in relation to the PUMA Trust (as defined in this Deed).

1.3         INTERPRETATION

            In this Deed unless the contrary intention appears:

            (a) the expression "PERSON" includes an individual, a corporation and a Governmental Agency;

            (b) the expression "OWING" includes amounts that are owing whether such amounts are liquidated or not or are contingent or presently accrued due and includes all rights sounding in damages only;

            (c) the expression "POWER" in relation to a person includes all powers, authorities, rights, remedies, privileges and discretions conferred upon that person by the Transaction Documents, by any other deed, agreement, document, or instrument, by any Statute or otherwise by law;

            (d) a reference to any person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

            (e) subject to clause [1.7], a reference to this Deed, the Trust Deed or to any other deed, agreement, document or instrument includes respectively this Deed, the Trust Deed or such other deed, agreement, document or instrument as amended, novated, supplemented, varied or replaced from time to time;

            (f) a reference to any Statute, other than the TIA, or to any section or provision of any Statute, other than any section or provision of the TIA, includes any statutory modification or re-enactment or any statutory provision substituted therefore and all ordinances, by-laws regulations and other statutory instruments issued thereunder;

            (g) a reference to a Related Body Corporate includes a corporation which is or becomes a Related Body Corporate during the currency of this Deed;

            (h) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

            (i) headings are for convenience only and do not affect the interpretation of this Deed;

            (j) a reference to a clause is a reference to a clause of this Deed;

            (k) a reference to a Schedule is a reference to a Schedule to this Deed;

            (l) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;


                                                                              6.

            (m) all accounting terms used in this Deed have the same meaning ascribed to those terms under accounting principles and practices generally accepted in Australia from time to time;

            (n)  a reference to a party is a reference to a party to this Deed;

            (o)  a reference to time is a reference to New York time;

            (p) a reference to any thing is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

            (q) if an act prescribed under this Deed to be done by a party on or by a given day is done after 5 pm on that day, it is to be taken to be done on the following day;

            (r) where any day on which a payment is due to be made or a thing is due to be done under this Deed is not a Business Day, that payment must be made or that thing must be done on the immediately succeeding Business Day;

            (s) a reference to "WILFUL DEFAULT" in relation to the Issuer Trustee, the Note Trustee or the Manager means, subject to clause [1.3(t)], any wilful failure to comply with, or wilful breach by, the Issuer Trustee, the Note Trustee or the Manager (as the case may be) of any of its obligations under any Transaction Document, other than a failure or breach which:

                 (i)   A.   arises as a result of a breach of a Transaction
                            Document by a person other than:

                            1) the Issuer Trustee, the Note Trustee or the Manager (as the case may be); or

                            2) any other person in referred to in clause [1.3(t)] in relation to the Issuer Trustee, the Note Trustee or the Manager (as the case may be); and

                       B. the performance of the action (the non-performance of which gave rise to such breach) is a pre-condition to the Issuer Trustee, the Note Trustee or the Manager (as the case may be) performing the said obligation;

                 (ii) is in accordance with a lawful court order or direction or required by law; or

                 (iii) is:

                       A. in accordance with any proper instruction or direction of the Voting Secured Creditors given at a meeting of Voting Secured Creditors convened pursuant to the Security Trust Deed;

                       B. in accordance with any proper instruction or direction of a Majority (or a Special Majority) of the Class [ ] Noteholders given in accordance with this Deed; or

                      C. in accordance with any proper instruction or direction of the Noteholders given at a meeting convened under the Trust Deed (as amended by the Sub-Fund Notice);


                                                                              7.

            (t) a reference to the "FRAUD", "NEGLIGENCE", "WILFUL DEFAULT" or "BREACH OF TRUST" of the Issuer Trustee, the Note Trustee or the Manager means the fraud, negligence, wilful default or breach of trust of the Issuer Trustee, the Note Trustee or the Manager (as the case may be) and of its officers, employees, agents and any other person where the Issuer Trustee, the Note Trustee or the Manager (as the case may be) is liable for the acts or omissions of such other person under the terms of any Transaction Document;

            (u) subject to the mandatory provisions of the TIA and clause [21.2], each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any Related Body Corporate of that party) which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the PUMA Trust, the Note Trust or this Deed, having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default, a Potential Event of Default, a Trustee Default or Manager Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default, a Potential Event of Default, a Trustee Default or a Manager Default, as the case may be;

            (v) a reference to prospective liabilities includes, without limitation, the liabilities of the Issuer Trustee under the Transaction Documents; and

            (w) a reference to the enforcement of the Charge means that the Security Trustee appoints (or the Voting Secured Creditors as contemplated by clause 8.4 of the Security Trust Deed appoint) a Receiver over any Charged Property, or takes possession of any Charged Property, pursuant to the Security Trust Deed (expressions used in this clause have the same meanings as in the Security
                        Trust Deed).

1.4         ISSUER TRUSTEE'S CAPACITY

            In this Deed, unless expressly specified otherwise:

            (a) (REFERENCES TO ISSUER TRUSTEE): a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the PUMA Trust only, and in no other capacity; and

            (b) (REFERENCES TO ASSETS OF ISSUER TRUSTEE): a reference to the undertaking, assets, business or money of the Issuer Trustee is a reference to the undertaking, assets, business or money of the Issuer Trustee in the capacity referred to in paragraph (a).

1.5         BENEFIT OF COVENANTS UNDER THIS DEED

            Unless the context indicates a contrary intention, the Note Trustee holds the covenants, undertakings and other obligations and liabilities of the Issuer Trustee and the Manager under this Deed on trust for the benefit of the Class [ ] Noteholders on the terms and conditions of this Deed.

1.6         OBLIGATIONS SEVERAL

            The obligations of the parties under this Deed are several.

                                                                              8.

1.7         INCORPORATED DEFINITIONS AND OTHER PROVISIONS

            Where in this Deed a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression, to that Transaction Document or to that provision (as the case may be) will be of no effect for the purposes of this Deed unless and until the amendment:

            (a) (NO PAYMENT MODIFICATION): if it does not effect a Payment Modification in relation to the Class [ ] Notes is either:

                 (i) if the Note Trustee is of the opinion that the amendment will not be materially prejudicial to the interests of the Class [ ] Noteholders, consented to by the Note Trustee; or

                 (ii) otherwise, approved by a Special Majority of the Class
                      [ ] Noteholders; or

            (b) (PAYMENT MODIFICATION): if the amendment does effect a Payment Modification in relation to the Class [ ] Notes, is consented to by each Class [ ] Noteholder.

1.8         INTERPRETATION OF PROVISIONS INCORPORATED FROM TIA

            Where a provision of the TIA is incorporated into this Deed in accordance with the TIA (as described in clause [19.5]) the following terms used in that provision have the following meanings in this Deed:

            "COMMISSION" has the meaning given to that term in clause [1.1].

            "DEFAULT" means an Event of Default.

            "INDENTURE SECURITIES" means the Class [ ] Notes.

            "INDENTURE SECURITY HOLDER" means a Class [ ] Noteholder.

            "INDENTURE TO BE QUALIFIED" means this Deed.

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Note
            Trustee.

            "OBLIGOR UPON THE INDENTURE SECURITIES" means the Issuer Trustee.

            Any other term, expression or provision which is used in this Deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another Statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to it by such definitions. Any term or expression that is used in both:

            (a)  (TIA): a mandatory provision of the TIA; and

            (b) (THIS DEED): a clause of this Deed that, on its face, appears to satisfy or reflect that mandatory provision of the TIA, will be construed and interpreted as a Federal court of the United States of America would construe and interpret the term or expression.

1.9         TRANSACTION DOCUMENT AND ISSUING DOCUMENT

            For the purposes of the Trust Deed and the Sub-Fund Notice, this Deed is a Transaction Document and an Issuing Document in relation to the PUMA Trust.

                                                                              9.

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2.          THE NOTE TRUST

2.1         APPOINTMENT OF NOTE TRUSTEE

            The Note Trustee is hereby appointed and agrees to act as trustee of the Note Trust (with effect from the constitution of the Note Trust) on the terms and conditions in this Deed.

2.2         DECLARATION OF NOTE TRUST

            The Note Trustee declares that it holds the Note Trust Fund on trust for those persons who are Class [ ] Noteholders from time to time.

2.3         DURATION OF NOTE TRUST

            The Note Trust commences on the date of this Deed and terminates on the first to occur of:

            (a) (REDEMPTION OF CLASS [ ] NOTES): the date 6 months after the Note Trustee has been satisfied that all moneys owing by the Issuer Trustee or the Manager in respect of or in relation to Class [ ] Notes or this Deed have been duly paid;

            (b)  (CHARGE RELEASE DATE): the Charge Release Date; and

            (c) (80TH ANNIVERSARY): the 80th anniversary of the date of this Deed.

2.4         BENEFIT OF NOTE TRUST

            Each Class [ ] Noteholder is entitled to the benefit of the Note Trust on the terms and conditions contained in this Deed.

2.5         INTERESTED PERSONS BOUND

            The provisions of this Deed, the Class [ ] Notes (including the Note Conditions), the Trust Deed, the Sub-Fund Notice and the Security Trust Deed are binding upon every Interested Person.

3.          AMOUNT, FORM AND ISSUE OF CLASS [ ] NOTES

--------------------------------------------------------------------------------
3.1         AGGREGATE AMOUNT AND DENOMINATION

            (a) (PRINCIPAL AMOUNT): The Class [ ] Notes will be issued in an aggregate principal amount of $[ ].

            (b) (DENOMINATIONS): The Definitive Notes will be issued in minimum denominations of [ ] or integral multiples thereof.

3.2         DESCRIPTION AND FORM OF CLASS [ ] NOTES

            (a) (FORM OF CLASS [ ] NOTES): The Class [ ] Notes must be serially numbered and typewritten or printed (in the case of Book-Entry Notes) or typewritten, printed, lithographed or engraved or produced by any combination of these methods and with or without steel borders (in the case of Definitive Notes) in the form or substantially in the form set out in
                 Schedule 1.

            (b) (SIGNING OF CLASS [ ] NOTES): Each Class [ ] Note must be signed manually or in facsimile by an Authorised Officer or other duly appointed representative of the Issuer Trustee on behalf of the Issuer Trustee.

                                                                             10.

            (c) (AUTHENTICATION OF CLASS [ ] NOTES): Each Class [ ] Note must be authenticated by an Authorised Officer or other duly appointed representative of the Note Trustee on behalf of the Note Trustee. No Class [ ] Note will be valid for any purpose unless and until so authenticated.

            (d) (DATING OF CLASS [ ] NOTES): The Class [ ] Notes must be dated the date of their authentication.

3.3         INITIAL ISSUE AS BOOK-ENTRY NOTES

            (a) (ISSUE AS BOOK-ENTRY NOTES): The Class [ ] Notes will upon issue be represented by one or more book-entry notes and will be initially registered in accordance with clause [4] in the name of Cede & Co, as nominee of The Depository Trust Company as the initial Depository.

            (b) (DELIVERY OF BOOK-ENTRY NOTES): The Issuer Trustee must on the date of this Deed deliver or procure the delivery of the Book-Entry Notes to the Principal Paying Agent as custodian for the Depository.

            (c) (RIGHTS ATTACHING TO BOOK-ENTRY NOTES): A Book-Entry Note executed and authenticated in accordance with clause [3.2] will constitute binding and valid obligations of the Issuer Trustee. Until a Book-Entry Note has been exchanged pursuant to this Deed, it will in all respects be entitled to the same benefits as a Definitive Note except as specifically provided to the contrary in this Deed or the provisions of the Book-Entry Note.

            (d) (EXCHANGE ETC.): Subject to this Deed, the procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any of a Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange of any Book-Entry Note will be made in accordance with the provisions of the Book-Entry Notes and the normal practice of the Depository's nominee, the Note Registrar and the rules and procedures of the Depository from time to time.

            (e) (DEALINGS WITH DEPOSITORY): The following provisions apply in relation to Book-Entry Notes:

                 (i) the Issuer Trustee, the Manager, each Agent and the Note Trustee will be entitled to deal with the Depository for all purposes whatsoever (including the payment of principal of and interest on the Class [ ] Notes and the giving of instructions or directions under this Deed) as the absolute holder of the Book-Entry Notes and none of the Issuer Trustee, the Manager, any Agent or the Note Trustee will be affected by notice to the contrary;

                 (ii)  whenever a notice or other communication to the Class
                       [ ] Noteholders in relation to Book-Entry Notes is required under this Deed or any other Transaction Document all such notices and communications must be given to the Depository and are not required to be given to the Class [ ] Note Owners;

                 (iii) the rights of Class [ ] Note Owners in relation to
                       Book-Entry Notes may be exercised only through the Depository and are limited to those established by law and agreements between such Class [ ] Note Owners and the Depository and/or the Clearing Agency Participants; and

                 (iv) the Issuer Trustee, the Manager, each Agent and the Note Trustee may conclusively rely upon any statement from the Depository or any


                                                                             11.

                    Clearing Agency Participant as to the votes, instructions or directions it has received from Class [ ] Note Owners and/or Clearing Agency Participants.

                    To the extent that the provisions of this clause [3.3] conflict with any other provisions of this Deed, the provisions of this clause [3.3] prevail.

3.4       ISSUE OF DEFINITIVE NOTES

          (a)  (EVENTS LEADING TO EXCHANGE): If:

               (i) the Depository advises the Note Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities with respect to the Class
                     [ ] Notes and the Manager is unable to locate a qualified successor to act as Depository;

               (ii) the Manager (at its option) advises the Issuer Trustee, the Note Trustee and the Depository in writing that Definitive Notes are to be issued in replacement of the Book-Entry Notes; or

               (iii) an Event of Default has occurred and is subsisting and the
                     Class [ ] Note Owners representing beneficial interests aggregating to at least a Majority of the aggregate Principal Balance of the Class [ ] Notes advise the Issuer Trustee through the Depository in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Class [ ] Note Owners, then the Issuer Trustee, on the direction of the Manager, must within 30 days of such event instruct the Depository to notify all of the Class [ ] Note Owners of the occurrence of any such event and of the availability of Definitive Notes to such Class [ ] Note Owners requesting the same. The Note Trustee must promptly advise the Issuer Trustee and the Manager upon the occurrence of an event referred to in clause [3.4(a)(i)] and the Issuer Trustee must promptly advise the Note Trustee and the Manager upon the occurrence of an event referred to in clause [3.4(a)(iii)].

          (b) (EXCHANGE FOR DEFINITIVE NOTES): Upon the surrender of Book-Entry Notes to the Issuer Trustee by the Depository following an instruction of the Issuer Trustee pursuant to clause [3.4(a)], and the delivery by the Depository of the relevant registration instructions to the Issuer Trustee, the Issuer Trustee must issue and execute and the Note Trustee must authenticate and deliver Definitive Notes of the same class, as the case may be, and of the same aggregate Principal Balance as those Book-Entry Notes, replacing those Book-Entry Notes, in accordance with clause [3.2] and the instructions of the Depository. None of the Note Trustee, the Manager, the Issuer Trustee or any Agent will be liable for any delay in delivery of such instructions and each such person may conclusively rely on, and will be protected in relying on, such instructions.

          (c) (NO OTHER ENTITLEMENT): No Class [ ] Note Owner will be entitled to receive a Definitive Note representing such Class [ ] Note Owner's interest in a Class [ ] Note, except as provided in this clause [3.4].

3.5       INDEMNITY FOR NON-ISSUE OF DEFINITIVE NOTES

          If the Issuer Trustee is required to issue Definitive Notes following an event specified in clause [3.4] but fails to do so within 30 days of delivery to the Issuer Trustee of the Book-Entry Notes in accordance with clause [3.4] then the Issuer Trustee must, subject to clause [22], indemnify the Note Trustee, the Class [ ] Noteholders and Class [ ] Note Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the


                                                                             12.

          Note Trustee, the Class [ ] Noteholders or Class [ ] Note Owners, respectively, is less than the amount that would have been received had Definitive Notes been issued. If the Issuer Trustee breaches its obligations under clause [3.4], it is acknowledged and agreed that damages alone will not be an adequate remedy for such a breach and that, in addition to any other rights they may have, the Note Trustee, the Class [ ] Noteholders and the Class [ ] Note Owners are entitled to sue the Issuer Trustee for specific performance, injunctive relief or other equitable relief to enforce the Issuer Trustee's obligations under clause [3.4].

--------------------------------------------------------------------------------
4.        NOTE REGISTER

4.1       MAINTENANCE OF NOTE REGISTRAR

          The Issuer Trustee must procure that the Note Register is maintained, and that Class [ ] Notes are transferred, exchanged, replaced, redeemed and cancelled, all in accordance with the provisions of the Class [ ] Notes (including the Note Conditions) and the Agency Agreement. If at any time for any reason there ceases to be a person performing the functions of the Note Registrar under the Agency Agreement, the Issuer Trustee must act as the Note Registrar and perform all of the obligations of the Note Registrar contained in the Agency Agreement.

4.2       PROVISION OF NOTEHOLDER INFORMATION

          (a) (PROVISION OF INFORMATION): The Issuer Trustee must provide or procure the provision to the Note Trustee (if the Note Trustee is not the Note Registrar) at intervals of not more than 6 months (commencing as from the Closing Date), and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Note Registrar as to the names and addresses of the Class [ ] Noteholders, provided that the Issuer Trustee will not have any obligations pursuant to this clause [4.2(a)] while the Class [ ] Notes are all Book-Entry Notes.

          (b) (NOTE TRUSTEE'S OBLIGATIONS): The Note Trustee must preserve, in as current form as is reasonably practicable, the names and addresses of the Class [ ] Noteholders provided to it pursuant to clause [4.2(a)] or otherwise received by it in any capacity and must comply with its obligations pursuant to section 312(b) of the TIA.

          (c) (PROTECTION): The Issuer Trustee, the Note Trustee and the Note Registrar will have the protection of section 312(c) of the TIA in relation to the disclosure of information in accordance with this clause [4.2].

4.3       NOTE REGISTER CONCLUSIVE

          A Class [ ] Note is not a certificate of title and the Note Register is the only conclusive evidence of title to Class [ ] Notes.

--------------------------------------------------------------------------------
5.        REPRESENTATIONS AND WARRANTIES

5.1       BY THE ISSUER TRUSTEE

          The Issuer Trustee represents and warrants to the Note Trustee that:

          (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b) (CONSTITUTION): the execution delivery and performance of this Deed does not violate its constitution;

          (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed;

                                                                             13.

          (d) (FILINGS): all corporate notices and all registrations with the Australian Securities and Investments Commission, the Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this Deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

          (e) (LEGALLY BINDING OBLIGATION): its obligations under this Deed are valid, legally binding and enforceable obligations in accordance with the terms of this Deed except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

          (f) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this Deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

          (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of this Deed in its personal capacity have been obtained and are valid and subsisting;

          (h) (PUMA TRUST VALIDLY CREATED): the PUMA Trust has been validly created and is in existence at the date of this Deed;

          (i) (SOLE TRUSTEE): it has been validly appointed as trustee of the PUMA Trust and is presently the sole trustee of the PUMA Trust;

          (j) (TRUST DEED AND THE SUB-FUND NOTICE): the PUMA Trust is solely constituted by the Trust Deed and the Sub-Fund Notice;

          (k) (NO PROCEEDINGS TO REMOVE): it has received no notice and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the PUMA Trust; and

          (l) (NO BREACH): it is not in breach of any material provision of the Trust Deed or the Sub-Fund Notice.

5.2       BY THE MANAGER

          The Manager represents and warrants to the Note Trustee that:

          (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b) (CONSTITUTION): its execution, delivery and performance of this Deed does not violate its constitution;

          (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed;

          (d) (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission, the Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

                                                                             14.

          (e) (LEGALLY BINDING OBLIGATION): its obligations under this Deed are valid, legally binding and enforceable obligations in accordance with the terms of this Deed except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

          (f) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this Deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

          (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by the Manager in connection with the execution, delivery and performance of this Deed have been obtained and are valid and subsisting;

          (h) (INVESTMENT COMPANY): the PUMA Trust is not, and, if all the parties to the Transaction Documents perform their obligations under the Transaction Documents, will not become, an "investment company" as that term is defined in the Investment Company Act of 1940 of the United States of America; and

          (i) (COMPLIANCE WITH TIA): this Deed has been duly qualified under the TIA.

5.3       BY THE NOTE TRUSTEE

          The Note Trustee represents and warrants to the Issuer Trustee and the Manager that:

          (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b) (CONSTITUTION): its execution, delivery and performance of this Deed does not violate its constitution;

          (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed and that it has the legal capacity to enter into this Deed and perform its obligations hereunder;

          (d) (FILINGS): it has filed all corporate notices and effected all registrations with the Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

          (e) (LEGALLY BINDING OBLIGATION): its obligations under this Deed are valid, legally binding and enforceable obligations in accordance with the terms of this Deed except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights generally;

          (f) (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of this Deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

          (g) (AUTHORISATION): all consents, licences, approvals, authorisations of and filings with every Governmental Agency required to be obtained or made by the Note Trustee in connection with the execution, delivery and performance of this Deed have been obtained or made and are valid and subsisting; and

                                                                             15.

          (h)  (ELIGIBLE TRUST CORPORATION): it is an Eligible Trust
               Corporation.

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6.        COVENANTS BY ISSUER TRUSTEE AND MANAGER

6.1       COVENANT TO PAY

          (a) (COVENANT TO PAY): Subject to and in accordance with the provisions of this Deed, the Sub-Fund Notice and the Class [ ] Notes (including, without limitation, clauses [6.1(b)] and [22] and condition [12] of the Note Conditions), the Issuer Trustee covenants in favour of the Note Trustee that it will duly and punctually repay the principal of and pay interest and all other amounts owing in relation to the Class [ ] Notes to, or to the order of, the Note Trustee in immediately available funds in [US Dollars] as and when the same fall due for repayment or payment.

          (b) (SATISFACTION OF COVENANT): Subject to clause [6.1(b)] of the Agency Agreement, every payment by or at the direction of the Issuer Trustee to the Principal Paying Agent or the Currency Swap Provider made in accordance with the Agency Agreement on account of an amount owing in relation to the Class [ ] Notes will operate as payment by the Issuer Trustee to the Note Trustee in satisfaction of the Issuer Trustee's obligations under clause [6.1(a)].

6.2       COVENANT OF COMPLIANCE

          (a) (CLASS [ ] NOTES): The Issuer Trustee and the Manager each severally covenants in favour of the Note Trustee that it will comply with all of its obligations under the Class [ ] Notes (as if the provisions of the Class [ ] Notes, including the Note Conditions, were set out in full in this Deed).

          (b) (TRANSACTION DOCUMENTS): The Issuer Trustee and the Manager each severally covenants in favour of the Note Trustee that it will:

               (i) comply with, perform and observe all of its material obligations under all the other Transaction Documents to which it is a party; and

               (ii) use reasonable endeavours to procure that each other party to a Transaction Document (other than the Note Trustee) to which it is a party complies with its material obligations under that Transaction Document.

6.3       OTHER COVENANTS

          The Issuer Trustee and the Manager each severally covenants in favour of the Note Trustee that so long as any Class [ ] Notes remain outstanding, and unless the Note Trustee agrees otherwise in accordance with this Deed, it will:

          (a) (ASSISTANCE TO NOTE TRUSTEE): provide to the Note Trustee, as the Note Trustee may reasonably require to enable the Note Trustee to perform its duties and functions under this Deed, such information, copies of any accounting records and other documents, statements and reports required to be maintained by, or that are otherwise in the possession of, the Issuer Trustee or the Manager, as the case may be, or which it is entitled to obtain from any person and execute such documents and do such things, which the Issuer Trustee has the power to do under the Trust Deed and Sub-Fund Notice, as may be necessary, in the reasonable opinion of the Note Trustee, to give effect to this Deed or any other Transaction Document to which the Note Trustee is a party;

          (b) (NOTIFY EVENTS OF DEFAULT ETC.): promptly notify the Note Trustee upon becoming aware of the occurrence of an Event of Default, Potential Event of Default, Trustee


                                                                             16.

               Default or Manager Default and provide the Note Trustee with details of such occurrence;

          (c) (CERTIFICATE AS TO COMPLIANCE): provide to the Note Trustee within [120] days after the end of each fiscal year of the PUMA Trust (commencing on the fiscal year ending on [ ]):

               (i) in accordance with section 314(a)(4) of the TIA, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the activities of the Issuer Trustee and the Manager in respect of the PUMA Trust during that year and of the Issuer Trustee's or the Manager's, as the case may be, compliance with all conditions, covenants and other provisions under this Deed (including under clause [6.2(b)] and determined without regard to any period of grace or requirement of notice under this Deed or any other Transaction Document) and giving reasonable details about any non-compliance; and

               (ii) a certificate (which may be part of the certificate referred to in clause [6.3(c)(i)]) from an Authorised Officer of the Issuer Trustee and from an Authorised Officer of the Manager, as the case may be, stating whether to the best of his or her knowledge in the period since the date of execution of this Deed (in the case of the first such certificate) based on a review of the activities referred to in clause [6.3(c)(i)] or since the provision of the most recent certificate under this clause [6.3(c)(ii)] (in the case of any other such certificate), an Event of Default, Potential Event of Default, Manager Default or Trustee Default has occurred and, if any such event has occurred, giving reasonable details of that event;

          (d) (FURNISH INFORMATION TO EXCHANGE): in the case of the Manager only, provide or procure that there is provided to any stock exchange on which, or listing authority with whom, the Class [ ] Notes may become listed or quoted all information required to be so provided as a requirement of such listing or quotation;

          (e) (COPY NOTICES TO CLASS [ ] NOTEHOLDERS): provide, or procure that there is provided, to the Note Trustee:

               (i) a copy of each notice given to Class [ ] Noteholders by the Issuer Trustee (at the same time as such notice is given); and

               (ii) in the case of the Manager only, a copy of each document provided to any stock exchange or securities market pursuant to clause [6.3(d)];

          (f) (AUDITOR'S REPORT): in the case of the Manager only, provide, or procure that there is provided, to the Note Trustee, within 10 Business Days of the date of its issue, a copy of each report issued by the Auditor pursuant to clause [13.3] of the Trust Deed;

          (g) (ACCESS TO RECORDS): allow the Note Trustee, and any person appointed by the Note Trustee to whom it has no reasonable objection, access at all times during normal business hours, upon reasonable notice, to the accounting records of the PUMA Trust held by it or in its control;

          (h) (OPINION AS TO FILING): procure that there is provided to the Note Trustee in accordance with section 314(b) of the TIA:

               (i) on the Closing Date, Counsel's Opinion either stating that the Security Trust Deed has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed,



                                                                             17.

                    and reciting the details of such action, or stating that no such action is necessary to make such Security Interest effective; and

               (ii) within 120 days after the end of each fiscal year of the
                    PUMA Trust (commencing on the fiscal year ending on [ ]), Counsel's Opinion either stating that such action has been taken with respect to the recording, filing, re-recording and re-filing of the Security Trust Deed as is necessary to maintain the Security Interest created by the Security Trust Deed and reciting the details of such action or stating that no such action is necessary to maintain such Security Interest;

          (i) (CHANGE OF MANAGER): in the case of the Issuer Trustee only, promptly notify the Note Trustee of any retirement or replacement of the Manager pursuant to clause [9] of the Management Deed and of the appointment of a substitute Manager;

          (j) (TRANSACTION DOCUMENTS): in the case of the Manager only, provide to the Note Trustee, on or prior to the Issue Date in respect of the Class [ ] Notes, one copy of each Transaction Document as at that Issue Date (other than any Transaction Document to which the Note Trustee is a party) and provide to the Note Trustee a copy of each Transaction Document executed after the Issue Date (other than any Transaction Document to which the Note Trustee is a party) promptly after its execution; and

          (k) (PAYING AGENTS TRUST): ensure that each Paying Agent agrees, as a term of its appointment, to hold in trust for the benefit of Class [ ] Noteholders or the Note Trustee all sums held by such Paying Agent for the payment of the principal of or interest on the Class [ ] Notes and to promptly give to the Note Trustee notice of any default by the Issuer Trustee (without regard to any grace period) in the making of any such payment.

6.4       COVENANTS BETWEEN ISSUER TRUSTEE AND MANAGER

          (a) (OBLIGATIONS OF MANAGER): Without limiting any other obligations of the Manager pursuant to any Transaction Document, the Manager covenants in favour of the Issuer Trustee to prepare and submit to the Issuer Trustee all documents required to be filed with or submitted to the Commission (or any stock exchange on which, or listing authority with whom, the Class [ ] Notes become listed) by the Issuer Trustee in relation to the Class [ ] Notes, the PUMA Trust or this Deed at least, where possible, [5] Business Days before such filing or submission is required and to take such other actions as may reasonably be taken by the Manager to perform or ensure the performance by the Issuer Trustee of its obligations under the TIA or the Exchange Act (or the rules of any stock exchange on which, or listing authority with whom, the Class [ ] Notes become listed) in relation to the Class [ ] Notes, the PUMA Trust or this Deed. No breach by the Issuer Trustee of any obligation under the TIA, the Exchange Act (or the rules of any stock exchange on which, or listing authority with whom, the Class [ ] Notes become listed) or this Deed will be considered to be fraudulent, negligent or wilful default for the purposes of clause [22.3] to the extent that it results from a breach by the Manager of this clause [6.4(a)].

          (b) (OBLIGATION OF ISSUER TRUSTEE): Subject to compliance by the Manager with clause [6.4(a)], the Issuer Trustee covenants in favour of the Manager to sign all documents and do all things reasonably requested by the Manager in relation to the compliance by the Issuer Trustee or the Manager of its obligations under the TIA or the Exchange Act (or the rules of any stock exchange on which, or listing authority with whom, the Class [ ] Notes become listed) in relation to the Class [ ] Notes, the PUMA Trust or this Deed.

                                                                             18.

--------------------------------------------------------------------------------
7.        ENFORCEMENT

7.1       NOTICE FOLLOWING AN EVENT OF DEFAULT OR POTENTIAL EVENT OF DEFAULT

          If an Event of Default or Potential Event of Default has occurred and is known to the Note Trustee, the Note Trustee must:

          (a) (NOTIFY CLASS [ ] NOTEHOLDERS): notify each Class [ ] Noteholder and such other persons as are specified in Section 313(c) of the TIA of the Event of Default or Potential Event of Default, as the case may be, within 10 days, or such shorter period as may be required by the rules of any stock exchange on which, or listing authority with whom, the Class [ ] Notes become listed, after becoming aware of the Event of Default, or Potential Event of Default provided that except in the case of a default in payment of principal or interest on any Class [ ] Note, the Note Trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or Authorised Officers in good faith determine that withholding the notice is in the interest of Class [ ] Noteholders;

          (b) (DETERMINE WHETHER TO SEEK DIRECTIONS): if a meeting of Voting Secured Creditors is to be held under the Security Trust Deed, determine whether it proposes to seek directions from Class [ ] Noteholders as to how to vote at that meeting and, if so, whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the Class
               [ ] Noteholders; and

          (c) (VOTE AT MEETING OF SECURED CREDITORS): subject to clause [7.2], vote at any meeting of Voting Secured Creditors held under the Security Trust Deed in accordance with clause [9.8].

7.2       RESTRICTIONS ON ENFORCEMENT

          (a) (CLASS [ ] NOTES OUTSTANDING): If any of the Class [ ] Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class [ ] Notes, the Note Trustee must not vote at a meeting of Voting Secured Creditors under the Security Trust Deed, or otherwise direct the Security Trustee, to dispose of the Charged Property unless:

               (i) a sufficient amount would be realised to discharge in full all amounts owing to the Class [ ] Noteholders in respect of the Class [ ] Notes and any other amounts owing by the Issuer Trustee to any other person ranking in priority to or equally with the Class [ ] Notes;

               (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of an investment bank or other financial adviser selected by the Note Trustee, that the cash flow receivable by the Issuer Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer Trustee, to discharge in full in due course all the amounts referred to in clause [7.2(a)(i)]; or

               (iii) the Note Trustee is so directed by a Special Majority of the Class [ ] Noteholders at that meeting.

          (b) (LIABILITY FOR ENFORCEMENT): Subject to clauses [8.3], [9.3] and [9.5] and the mandatory provisions of the TIA, the Note Trustee will not be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Charged Property. Without limiting the foregoing,


                                                                             19.

               the Note Trustee will not be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with clause [7.2(a)].

7.3       NOTE TRUSTEE MAY ENFORCE

          The Note Trustee has the power, subject to clause [22]:

          (a) (ENFORCE FOLLOWING DEFAULT): in the event of a default in repayment of the principal or payment of interest by the Issuer Trustee in respect of any Class [ ] Note when and as the same shall become due and payable, which default has continued for a period of 10 days, to recover judgment, in its own name and as trustee of the Note Trust, against the Issuer Trustee upon the Class [ ] Notes for the whole amount of such principal and interest remaining unpaid;

          (b) (FILE PROOFS): to file such proofs of claim and other payments or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the Class [ ] Noteholders allowed in any judicial proceedings in relation to the Issuer Trustee upon the Class [ ] Notes, the creditors in relation to the PUMA Trust or the assets of the PUMA Trust;

          (c) (COLLECT MONEYS): to collect and receive any moneys or other property payable or deliverable on any of those claims and to distribute those moneys; and

          (d) (ENFORCE RIGHTS): if an Event of Default occurs and is subsisting, to proceed to protect and enforce its rights and the rights of the Class [ ] Noteholders by such appropriate judicial proceedings as the Note Trustee deems most effectual to protect and enforce any such rights, whether for the performance of any provision of this Deed or in aid of the exercise of any power under this Deed or to enforce any other proper remedy, but nothing in this clause [7.3] is to be construed as requiring the Note Trustee to take any such action unless it has been directed to do so by a Special Majority of the Class [ ] Noteholders and has been indemnified or put in funds to its satisfaction by the Class [ ] Noteholders against any liability that it may incur as a result of taking such action. If the Note Trustee takes any action to enforce any of the provisions of the Class [ ] Notes proof that as regards any Class [ ] Note the Issuer Trustee has not paid any principal or interest due in respect of that Class [ ] Note will (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that principal or interest on all other Class [ ] Notes in respect of which the relevant payment is then due.

7.4       NOTE TRUSTEE ALONE MAY ENFORCE

          Subject to clause [19.4] and the mandatory provisions of the TIA, only the Note Trustee may enforce, or direct the Security Trustee to enforce, the obligations of the Issuer Trustee or the Manager to the Class [ ] Noteholders under the Class A Notes, this Deed or any other Transaction Document. No Class [ ] Noteholder is entitled to proceed directly against the Issuer Trustee or the Manager in respect of the Class [ ] Notes, this Deed or any other Transaction Document.

--------------------------------------------------------------------------------
8.        NOTE TRUSTEE'S POWERS, PROTECTIONS ETC.

8.1       NOTE TRUSTEE'S ADDITIONAL POWERS, PROTECTIONS, ETC.

          By way of supplement to any Statute regulating the Note Trust and in addition to the powers, rights and protections which may from time to time be vested in or available to the Note Trustee by the general law it is expressly declared, notwithstanding anything to the contrary in



                                                                             20.

          this Deed (subject only to clauses [8.3], [9.3] and [9.5] and the mandatory provisions of the TIA) as follows.

          (a) (LIABILITY TO ACCOUNT): The Note Trustee is under no obligation to account to any Interested Person for any moneys received pursuant to this Deed or any other Transaction Document other than those received by the Note Trustee from the Issuer Trustee or received or recovered by the Note Trustee under this Deed or any other Transaction Document, subject always to such deductions and withholdings by the Note Trustee as are authorised by this Deed. Obligations of the Note Trustee to any Interested Person or any other person under or in connection with this Deed can only be enforced against the Note Trustee to the extent to which they can be satisfied out of such moneys in accordance with this Deed.

          (b) (CLASS [ ] NOTES): The Note Trustee is not responsible for the receipt or application of the proceeds of issue of any of the Class [ ] Notes or (except when acting as Note Registrar and to the extent specifically provided in this Deed or the Agency Agreement) for the exchange, transfer or cancellation of any Class [ ] Note.

          (c) (ACT ON PROFESSIONAL ADVICE): Subject to clause [9.2(b)], the Note Trustee may act on the opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Note Trustee, or by a person other than Note Trustee, where that opinion, advice or information is addressed to the Note Trustee or by its terms is expressed to be capable of being relied upon by the Note Trustee. Subject to clause [9.2(b)], the Note Trustee will not be responsible to any Interested Person for any loss occasioned by so acting and in reliance on such advice to the extent that such advice conforms to any applicable requirements of this Deed or the TIA. Any such opinion, advice or information may be sent or obtained by letter, telex, email or facsimile transmission and the Note Trustee will not be liable to any Interested Person for acting on any opinion, advice or information conforming with any applicable requirements of this Deed or the TIA and purporting to be conveyed by such means even though it contains some error which is not a manifest error or is not authentic.

          (d) (NO ENQUIRY): Unless specifically required under this Deed, the Note Trustee is not bound to give notice to any person of the execution of this Deed or to take any steps to ascertain whether there has occurred any Event of Default, Potential Event of Default, Manager Default or Trustee Default or event which, with the giving of notice or the lapse of time would constitute a Manager Default or Trustee Default or to keep itself informed about the circumstances of the Issuer Trustee or the Manager and, until it has actual knowledge or express notice to the contrary, the Note Trustee may assume that no Event of Default, Potential Event of Default, Manager Default or Trustee Default has occurred and that the Issuer Trustee, the Manager and each other party to the Transaction Documents (other than the Note Trustee) are observing and performing all the obligations on their part contained in the Transaction Documents and need not inquire whether that is, in fact, the case (but nothing in this clause [8.1(d)] is to be construed as limiting the Note Trustee's right to make such inquiries, in its discretion, and to exercise its powers under this Deed so to do).

          (e) (ACTS PURSUANT TO DIRECTIONS): The Note Trustee will not be responsible for having acted in good faith upon a direction purporting to have been given by a Majority of the Class [ ] Noteholders even though it may subsequently be found that for any reason such direction was not valid or binding upon the Note Trustee. However, for the purposes of determining whether a Majority of Class [ ] Noteholders have given a direction which the Note Trustee may rely upon in accordance with this clause, Class [ ] Notes which the Note Trustee knows are owned by the Issuer Trustee or the Manager or by any person directly or indirectly controlling or controlled by or


                                                                             21.

               under direct or indirect common control with the Issuer Trustee or the Manager, shall be disregarded.

          (f) (RELIANCE): Subject to clause [9.2(b)], the Note Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

               (i) any information, report, balance sheet, profit and loss account, certificate or statement supplied by the Issuer Trustee, the Security Trustee or the Manager or by any officer, auditor or solicitor of the Issuer Trustee, the Security Trustee or the Manager;

               (ii) any information or statement provided to it in relation to the Class [ ] Notes, the Class [ ] Noteholders or the Class
                     [ ] Note Owners by the Depository or its nominee;

               (iii) all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified) contained in any information, report, balance sheet, profit and loss account, certificate or statement given pursuant to or in relation to this Deed, the Security Trust Deed, the Trust Deed or the Sub-Fund Notice;

               (iv) all accounts supplied to the Note Trustee pursuant to this Deed and all reports of the Auditor supplied to the Note Trustee pursuant to this Deed; and

               (v) notices and other information supplied to the Note Trustee under this Deed,

               save, in each case, when it is actually aware that the information supplied pursuant to subclauses (i) to (v) is incorrect or incomplete.

          (g) (DIRECTOR'S CERTIFICATES): Subject to clause [9.2(b)], the Note Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a certificate signed by any two directors or Authorised Officers of the Issuer Trustee or the Manager as to any fact or matter upon which the Note Trustee may, in the exercise of any of its duties, powers, authorities and discretions under this Deed, require to be satisfied or to have information to the effect that in the opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the Note Trustee will not be bound to call for further evidence and will not be responsible for any loss that may be occasioned by acting on any such certificate (but nothing in this clause [8.1(g)] is to be construed as either limiting the Note Trustee's right to call for such evidence, in its discretion, and to exercise its powers under this Deed so to do or permitting the Note Trustee to rely on evidence of compliance with conditions precedent where such reliance is not permitted by section 314 of the TIA).

          (h) (SIGNATURES): The Note Trustee may rely in good faith on the validity of any signature on any Class [ ] Note, transfer, form of application or other instrument or document unless the Note Trustee has reason to believe that the signature is not genuine. The Note Trustee is not liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made.

          (i) (CUSTODY OF DOCUMENTS): The Note Trustee may hold or deposit this Deed and any deed or documents relating to this Deed or to the Transaction Documents in any


                                                                             22.

               part of the world, other than the Commonwealth of Australia, and with any banker or banking company or entity whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers reasonably believed by it to be of good repute and the Note Trustee will not be responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

          (j) (DISCRETION): The Note Trustee, as regards all the powers, trusts, authorities and discretions vested in it pursuant to this Deed, any other Transaction Document or otherwise, has, subject to any express provision to the contrary contained in this Deed or any other Transaction Document to which it is a party, absolute and uncontrolled discretion as to the exercise of such powers, authorities, trusts and discretions and will be in no way responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise of such powers, authorities, trusts and discretions. Without limiting the foregoing, any consent or approval given by the Note Trustee for the purposes of this Deed or any other Transaction Document may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit and, notwithstanding anything to the contrary in this Deed, may be given retrospectively.

          (k) (EMPLOY AGENTS): Wherever it considers it expedient in the interests of the Class [ ] Noteholders, the Note Trustee may, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of money under this Deed). The Note Trustee will not be responsible to any Interested Person for any misconduct, or default on the part of any such person appointed by it under this Deed or be bound to supervise the proceedings or acts of any such person, provided that the Note Trustee has exercised good faith and due care in such appointment and that any such person will be a person who is in the opinion of the Note Trustee appropriately qualified to do any such things. Any such agent being a lawyer, banker, broker or other person engaged in any profession or business will be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or her or any partner of his or her or by his or her firm in connection with this Deed and also his or her reasonable charges in addition to disbursements for all other work and business done and all time spent by him or her or his or her partners or firm on matters arising in connection with this Deed including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other professional person.

          (l) (DELEGATION): Subject to clause [8.5], the Note Trustee may whenever it thinks it expedient in the interests of Class [ ] Noteholders, delegate to any person or fluctuating body of persons selected by it all or any of the duties, powers, authorities, trusts and discretions vested in the Note Trustee by this Deed provided that, except as provided in any Transaction Documents, the Note Trustee may not delegate to such third parties any material part of its powers, duties or obligations as Note Trustee (provided that following the occurrence of an Event of Default the Note Trustee may delegate any of its powers, duties and obligations to be exercised or performed in Australia). Any such delegation may be by power of attorney or in such other manner as the Note Trustee may think fit and may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Note Trustee may think fit. Provided that the Note Trustee has exercised good faith and due care in the selection of such delegate, and subject to clause [8.6], it will not be under any obligation to any Interested Person to supervise the proceedings or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.



                                                                             23.

          (m) (APPLY TO COURT): The Note Trustee may, whenever it thinks it expedient in the interests of the Class [ ] Noteholders, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default or Potential Event of Default and assent to or approve any applications of any Class [ ] Noteholder, the Issuer Trustee or the Manager.

          (n) (DISCLOSURE): Subject to this Deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Note Trustee may, for the purpose of meeting its obligations under this Deed, disclose to any Class [ ] Noteholder any confidential, financial or other information made available to the Note Trustee by an Interested Person or any other person in connection with this Deed.

          (o) (DETERMINATION): The Note Trustee, as between itself and the Class [ ] Noteholders, has full power to determine (acting reasonably and in good faith) all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Note Trustee, will be conclusive and will bind the Note Trustee and the Class [ ] Noteholders.

          (p) (ASSUMPTION AS TO PREJUDICE): The Note Trustee is entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to the Class [ ] Notes, this Deed or any other Transaction Document, that such exercise will not be materially prejudicial to the interests of the Class [ ] Noteholders if each of the Current Rating Authorities has confirmed in writing that such exercise will not result in the reduction, qualification or withdrawal of the credit rating then assigned by it to the Class [ ] Notes (but nothing in this clause is to be construed as requiring the Note Trustee to obtain such confirmation).

          (q) (VALIDITY OF TRANSACTION DOCUMENTS): The Note Trustee is not responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability, admissibility in evidence, form or content of this Deed or any other Transaction Document (other than the execution and delivery by it of this Deed and each other Transaction Document to which it is expressed to be a party and the performance of those obligations expressed to be binding on it under this Deed and such Transaction Documents) and is not liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Deed or any other Transaction Document except to the extent specifically provided in this Deed or such Transaction Document. The Note Trustee is not responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document (and is entitled to assume the accuracy and correctness thereof).

          (r) (DEFECT IN SECURITY): The Note Trustee is not bound or concerned to examine or enquire into nor is it liable for any defect in or failure to perfect any Security Interest created or purported to be created by the Security Trust Deed and the Note Trustee may accept without enquiry, requisition or objection such title as the Issuer Trustee may have to the Charged Property or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Issuer Trustee to the Charged Property or any part thereof from time to time.

          (s) (CLASS [ ] NOTEHOLDERS RESPONSIBLE): Each Class [ ] Noteholder is solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and, nature of the Issuer Trustee and the PUMA Trust and the Note Trustee does not at any time have any responsibility for the same and no Class [ ] Noteholder may rely on the Note Trustee in respect of such appraisal and investigation.

                                                                             24.

          (t) (LIMIT ON OBLIGATIONS): No provision of this Deed or any other Transaction Document requires the Note Trustee to do anything which may be contrary to any applicable law or regulation or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or full indemnity against such risk or liability is not assured to it. Except for the obligations imposed on it under this Deed, the Class [ ] Notes or any other Transaction Document, the Note Trustee is not obliged to do or omit to do any thing, including entering into any transaction or incurring any liability unless the Note Trustee's liability, is limited in a manner satisfactory to the Note Trustee in its absolute discretion.

          (u) (NO DUTY TO PROVIDE INFORMATION): Subject to the express requirements of this Deed or otherwise as required by any law, the Note Trustee has no duty (either initially, or on a continuing basis) to consider or provide any Class [ ] Noteholders with any confidential financial, price sensitive or other information made available by the Issuer Trustee, the Manager or any other person under or in connection with this Deed or any Transaction Document (whenever coming into its possession) and no Class [ ] Noteholder is entitled to take any action to obtain from the Note Trustee any such information.

          (v) (NO LIABILITY FOR BREACH): The Note Trustee is not to be under any liability whatsoever for a failure to take any action in respect of any breach by the Issuer Trustee of its duties as trustee of the PUMA Trust of which the Note Trustee is not aware or in respect of any Event of Default or Potential Event of Default of which the Note Trustee is not aware.

          (w) (DISPUTE OR AMBIGUITY): In the event of any dispute or ambiguity as to the construction or enforceability of this Deed or any other Transaction Document, or the Note Trustee's powers or obligations under or in connection with this Deed or the determination or calculation of any amount or thing for the purpose of this Deed or the construction or validity of any direction from Class [ ] Noteholders, provided the Note Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Note Trustee, in its absolute discretion, may (but will have no obligation to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

          (x) (LOSS TO CHARGED PROPERTY): The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Charged Property or any other property or in respect of all or any of the moneys which may stand to the credit of an Account from time to time however caused (including, without limitation, where caused by an act or omission of the Security Trustee) unless that loss is occasioned by the fraud, negligence, wilful default or breach of trust of the Note Trustee.

          (y) (CONVERSION OF MONEY): Where necessary or expedient in order to fulfil its obligations under this Deed or any Transaction Document the Note Trustee may convert any moneys forming part of the Note Trust Fund from one currency into another at such market exchange rate or rates as are reasonably determined by the Note Trustee.

          (z) (RATINGS): Except as otherwise provided in this Deed or any other Transaction Document, the Note Trustee has no responsibility for the maintenance of any rating of the Class [ ] Notes by any Current Rating Authority or any other person.

          (aa) (NO LIABILITY FOR TAX ON PAYMENTS): The Note Trustee has no responsibility whatsoever to any Class [ ] Noteholder or any other person in relation to any deficiency in a payment by the Note Trustee to any Class [ ] Noteholders if that deficiency arises as a result of the Note Trustee or the Issuer Trustee being subject


                                                                             25.

               to any Tax in respect of that payment, the Charged Property, the Security Trust Deed, this Deed or any income or proceeds from them.

8.2       WAIVERS

          Subject to clause [7.1(a)], the Note Trustee may, and if directed to do so by a Majority of Class [ ] Noteholders must, on such terms and conditions as it may deem reasonable, without the consent of any of the Class [ ] Noteholders, and without prejudice to its rights in respect of any subsequent breach agree to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Transaction Documents by the Issuer Trustee, the Manager or any other person which, unless the Note Trustee is acting on the direction of a Majority of Class [ ] Noteholders, is not, in the opinion of the Note Trustee, materially prejudicial to the interests of the Class [ ] Noteholders as a class. No such waiver, authorisation or determination may be made in contravention of any prior direction by a Majority of the Class [ ] Noteholders. No direction of the Class [ ] Noteholders shall affect any such waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination will, if the Note Trustee so requires, be notified to the Class [ ] Noteholders by the Issuer Trustee as soon as practicable after it is made in accordance with this Deed.

8.3       NOTE TRUSTEE'S LIABILITY

          Nothing in this Deed or any other Transaction Document will in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this Deed and the mandatory provisions of the TIA conferring on it any trusts, powers, authorities or discretions exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of fraud or wilful default of which it may be guilty in relation to its duties under this Deed.

8.4       DEALINGS WITH THE PUMA TRUST

          Subject to clause [9.7], none of the:

          (a) (NOTE TRUSTEE): Note Trustee in its personal or any other capacity;

          (b) (RELATED BODIES CORPORATE): Related Bodies Corporate of the Note Trustee;

          (c) (DIRECTORS ETC.): directors or officers of the Note Trustee or its Related Bodies Corporate; or

          (d) (SHAREHOLDERS): shareholders of the Note Trustee or its Related Bodies Corporate,

          is prohibited from:

          (e) (SUBSCRIBING FOR): subscribing for, purchasing, holding, dealing in or disposing of Class [ ] Notes;

          (f)  (CONTRACTING WITH): at any time:

               (i)   contracting with;

               (ii)  acting in any capacity as representative or agent for; or

               (iii) entering into any financial, banking, agency or other transaction with,

               any other of them, the Issuer Trustee, the Manager or any Secured Creditor (including any Class [ ] Noteholder); or

                                                                             26.

          (g) (BEING INTERESTED IN): being interested in any contract or transaction referred to in paragraphs (e) or (f).

          None of the persons mentioned is liable to account to the Class [ ] Noteholders for any profits or benefits (including, without limitation, bank charges, commission, exchange brokerage and fees) derived in connection with any contract or transaction referred to in paragraphs (e) or (f). The preceding provisions of this clause [8.4] only apply if the relevant person, in connection with the action, contract or transaction, acts in good faith to the Class [ ] Noteholders and, in the case of the Note Trustee, are subject to section 311(a) of the TIA.

8.5       DELEGATION OF DUTIES OF NOTE TRUSTEE

          The Note Trustee must not delegate to any person any of its trusts, duties, powers, authorities or discretions under this Deed except:

          (a) (RELATED BODY CORPORATE): to a Related Body Corporate of the Note Trustee; or

          (b) (AS OTHERWISE PERMITTED): in accordance with the provisions of this Deed or otherwise as agreed by the Manager.

8.6       RELATED BODY CORPORATE OF THE NOTE TRUSTEE

          Where the Note Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Body Corporate of the Note Trustee, the Note Trustee at all times remains liable for the acts or omissions of such Related Body Corporate and for the payment of fees of that Related Body Corporate when acting as delegate.

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9.        DUTIES OF THE NOTE TRUSTEE

9.1       NOTE TRUSTEE'S GENERAL DUTIES

          The Note Trustee must comply with the duties imposed on it by this Deed, the Class [ ] Notes (including the Note Conditions) and each other Transaction Document to which it is a party and must:

          (a) (ACT CONTINUOUSLY): act continuously as trustee of the Note Trust until the Note Trust is terminated in accordance with this Deed or until it has retired or been removed in accordance with this Deed; and

          (b) (HAVE REGARD TO THE INTERESTS OF CLASS [ ] NOTEHOLDERS): in the exercise of all discretions vested in it by this Deed and all other Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Class [ ] Noteholders as a class.

9.2       DUTIES OF THE NOTE TRUSTEE PRIOR TO EVENT OF DEFAULT

          Prior to an Event of Default:

          (a) (NOTE TRUSTEE NOT LIABLE): the Note Trustee shall not be liable except for the performance of such duties as are specifically set out in this Deed, the Class [ ] Notes (including the Note Conditions) or any other Transaction Document to which it is a party and no implied covenants or obligations on the part of the Note Trustee are to be read into this Deed; and

          (b) (RELIANCE ON CERTIFICATES): subject to the requirements of the TIA, the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Note Trustee, upon certificates or opinions furnished to the Note Trustee and conforming


                                                                             27.

               to the requirements of this Deed provided that the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this Deed to determine whether or not such evidence conforms to the requirements of this Deed.

9.3       DUTIES OF THE NOTE TRUSTEE FOLLOWING AN EVENT OF DEFAULT

          If an Event of Default has occurred and is subsisting the Note Trustee shall exercise the rights and powers vested in it by this Deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

9.4       CERTAIN LIMITATIONS OF LIABILITY WHERE ACTING IN GOOD FAITH

          The Note Trustee shall not be liable under this Deed or any Transaction Document for any error of judgment made in good faith by an Authorised Officer of the Note Trustee unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

9.5       NOTE TRUSTEE NOT RELIEVED OF LIABILITY FOR NEGLIGENCE ETC.

          Subject to clauses [9.2] and [9.4], nothing in this Deed will relieve the Note Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct. Section 315(d)(3) of the TIA is expressly excluded by this Deed.

9.6       PREFERRED COLLECTION OF CLAIMS AGAINST THE ISSUER TRUSTEE

          The Note Trustee must comply with section 311(a) of the TIA and the rules thereunder other than with respect to any creditor relationship excluded from the operation of section 311(a) by section 311(b) of the TIA. Following its retirement or removal pursuant to clause 14, the Note Trustee will remain subject to section 311(a) of the TIA to the extent required by the TIA.

9.7       COMPLIANCE WITH SECTION 310 OF TIA

          (a) (SECTION 310(A) OF TIA): The Note Trustee must ensure that it at all times satisfies the requirements of section 310(a) of the TIA.

          (b) (CAPITAL): Without limiting the foregoing, the Note Trustee must ensure that it all times has a combined capital and surplus (as those terms are used in the TIA) of at least US$[50,000,000] as set forth in its most recent published annual report of condition.

          (c) (SECTION 310(B) OF TIA): The Note Trustee must at all times comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Issuer Trustee are outstanding will be excluded from the operation of section 310(b)(1) of the TIA if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

9.8       VOTING AT MEETINGS UNDER TRUST DEED OR SECURITY TRUST DEED

          If the Note Trustee is entitled under the Trust Deed (as varied by clause [3.6] of the Sub-Fund Notice) or the Security Trust Deed to vote at any meeting on behalf of Class [ ] Noteholders the Note Trustee must vote in accordance, where applicable, with the directions of the Class [ ] Noteholders (whether or not solicited and whether or not all Class [] Noteholders have provided such directions) and otherwise in its absolute discretion. In acting in accordance with the directions of Class [ ] Noteholders the Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Principal Balance of the Class [ ] Notes held by the Class [ ] Noteholders who have directed the Note Trustee to vote for or against such a proposal.

                                                                             28.

9.9       TRANSACTION DOCUMENTS

          The Note Trustee must make available at the Note Trustee's offices in New York and London for inspection by Class [ ] Noteholders a copy of each Transaction Document in accordance with condition [3] of the Note Conditions (provided that the Note Trustee will not be in default of its obligations pursuant to this clause [9.9] in respect of any Transaction Document, other than a Transaction Document to which the Note Trustee is a party, a copy of which has not been provided to the Note Trustee).

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10.       APPLICATION OF MONEYS

10.1      MONEYS RECEIVED

          The Note Trustee must hold all moneys received by it under this Deed or any other Transaction Document upon trust to apply them:

          (a) (FEES AND EXPENSES): first, towards all amounts owing to the Note Trustee under this Deed (other than under clause [6.1]); and

          (b)  (CLASS [ ] NOTEHOLDERS): secondly, to the Class [ ] Noteholders:

               (i) prior to enforcement of the Charge, in the order as set out in clauses [5.1] and [5.5] of the Sub-Fund Notice and Conditions [6.9] and [7.2] of the Note Conditions; and

               (ii) after the enforcement of the Charge, in the order set out in clause [13.1] of the Security Trust Deed,

               towards repayment of principal and payment of interest and all other amounts owing to them by the Issuer Trustee in respect of the Class [ ] Notes; and

               (c) (BALANCE): thirdly, dealing with any balance remaining after satisfying (a) and (b) above to the Issuer Trustee in accordance with the written direction of the Manager.

10.2      INVESTMENT OF MONEYS HELD

          An amount which under this Deed ought to or may be invested by the Note Trustee may be invested in the name or control of the Note Trustee at the written direction of the Manager in:

          (a)  (AUTHORISED INVESTMENTS): Authorised Investments; or

          (b) (US$ INVESTMENTS): any investment denominated in US dollars including, without limiting the generality thereof:

               (i)   demand and open time deposits; or

               (ii) certificates of deposit issued by any depository institution; or

               (iii) units of money market funds, including money market funds managed by the Note Trustee (or its Related Bodies Corporate), or to which the Note Trustee (or its Related Bodies Corporate) act as professional advisors,

               which has assigned to it the highest short-term credit rating from each Current Rating Authority or which is otherwise approved by that Current Rating Authority.

          If the Note Trustee does not receive, or it is reasonably foreseeable that the Note Trustee will not receive, such direction within 24 hours of requesting the Manager for such direction, the Note Trustee may invest the relevant amount in investments of the type described in clause [10.2(b)(iii)]. Neither the Note Trustee nor the Manager is responsible for any loss resulting


                                                                             29.

          from such investments whether due to depreciation in value, fluctuations in exchange rates or otherwise.

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11.       CONTINUING SECURITY AND RELEASES

11.1      ISSUER TRUSTEE'S LIABILITY NOT AFFECTED

          This Deed and the liability of the Issuer Trustee under this Deed will not be affected or discharged by any of the following:

          (a) (INDULGENCE): the granting to the Issuer Trustee or to any other person of any time or other indulgence or consideration;

          (b) (DELAY IN RECOVERY): subject to condition [8.5] of the Note Conditions, the Note Trustee failing or neglecting to recover any amounts owing in respect of the Class [ ] Notes;

          (c) (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Note Trustee or any other person; or

          (d) (RELEASE): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Note Trustee from or against the Issuer Trustee or any other person.

11.2      WAIVER BY THE ISSUER TRUSTEE

          The Issuer Trustee waives in favour of the Note Trustee:

          (a) (ALL RIGHTS NECESSARY TO GIVE EFFECT TO DEED): all rights whatsoever against the Note Trustee and any other person estate or assets to the extent necessary to give effect to anything in this Deed;

          (b) (ALL RIGHTS INCONSISTENT WITH DEED): all rights inconsistent with the provisions of this Deed.

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12.       REMUNERATION AND EXPENSES OF NOTE TRUSTEE

12.1      PAYMENT OF FEE

          The Issuer Trustee must pay to the Note Trustee during the period that any of the Class [ ] Notes remain outstanding the fee separately agreed by the Note Trustee and the Issuer Trustee (at such times and upon such terms as to interest for overdue payments or otherwise as are agreed between the Issuer Trustee and the Note Trustee). If the Note Trustee retires or is removed under this Deed, the Note Trustee must refund to the Issuer Trustee that proportion of the fee (if any) which relates to the period during which the Note Trustee will not be the Note Trustee.

12.2      PAYMENT OF EXPENSES

          The Issuer Trustee must pay or reimburse to the Note Trustee all reasonable costs, expenses, charges, stamp duties and other Taxes and liabilities properly incurred by the Note Trustee, or its properly appointed agents or delegates, in the performance of the obligations of the Note Trustee under this Deed or any other Transaction Document including, without limitation, all costs and expenses (including legal costs and expenses) incurred by the Note Trustee in the enforcement of any obligations under this Deed or any other Transaction Documents. Without limiting any right of indemnity available by law to the Note Trustee, the Note Trustee is entitled to be indemnified from the Note Trust Fund from and against all such costs, expenses,


                                                                             30.

          charges, stamp duties and other Taxes and liabilities. Nothing in this clause [12.2] entitles or permits the Note Trustee to be reimbursed or indemnified for general overhead costs and expenses of the Note Trustee (including, without limitation, rents and any amounts payable by the Note Trustee to its employees in connection with their employment) incurred directly or indirectly in connection with the business activities of the Note Trustee or in the exercise of its rights, powers and discretions or the performance of its duties and obligations under this Deed or any Transaction Document.

12.3      ADDITIONAL DUTIES

          In the event of the occurrence of an Event of Default or the Note Trustee considering it expedient or necessary or being requested pursuant to any Transaction Document to undertake duties which the Note Trustee and the Manager agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this Deed or the other Transaction Documents, the Issuer Trustee must pay to the Note Trustee such additional remuneration as is agreed between the Manager and the Note Trustee.

12.4      DISPUTE AS TO ADDITIONAL DUTIES

          In the event of the Manager and the Note Trustee failing to agree:

          (a) (AMOUNT OF REMUNERATION): upon the amount of any additional remuneration referred to in clause [12.3]; or

          (b) (SCOPE OF DUTIES): upon whether duties of the Note Trustee are of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee for the purposes of clause [12.3], such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Manager or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of New South Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Issuer Trustee as part of the Fees and Expenses for which the Issuer Trustee is entitled to be indemnified from the assets of the PUMA Trust in accordance with the Sub-Fund Notice) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee, the Manager and the Issuer Trustee.

12.5      CURRENCY AND VAT

          The above fees and expenses will be paid in [US Dollars]. The Issuer Trustee will in addition pay any value added tax which may be applicable.

12.6      NO OTHER FEES OR EXPENSES

          Except as provided in clauses [12.1], [12.2], [12.3], [12.4] and [12.5] or as expressly provided elsewhere in this Deed or any other Transaction Document, neither the Issuer Trustee nor the Manager has any liability in respect of any fees, commissions or expenses of the Note Trustee in connection with this Deed or any Transaction Document.

12.7      ISSUER TRUSTEE PERSONALLY LIABLE FOR FEES

          Notwithstanding any other provision of this Deed, the Issuer Trustee must pay to the Note Trustee the fees referred to in clause [12.1], and any value added tax on such fees, from its own personal funds and will not be entitled to be indemnified from the assets of the PUMA Trust with respect to such fees or value added taxes provided that if [The Bank of New York, New York Branch] retires or is removed as Note Trustee the Issuer Trustee will only be liable to pay the fees referred to in clause [12.1], and any value added tax on such fees, from its own


                                                                             31.

          personal funds, to the extent that such fees and value added tax do not exceed the amount that would have been payable to [The Bank of New York, New York Branch] if it had remained as Note Trustee. The balance of such fees and value added tax, if any, will be part of the Fees and Expenses for which the Issuer Trustee is entitled to be indemnified from the assets of the PUMA Trust in accordance with the Sub-Fund Notice.

12.8      TIMING OF PAYMENTS

          Except as referred to in clause [12.7], all payments by the Issuer Trustee to the Note Trustee under this clause [12] are payable on the [ ] [Quarterly] Payment Date following demand by the Note Trustee from funds available for this purpose in accordance with the Sub-Fund Notice.

12.9      NON-DISCHARGE

          Unless otherwise specifically stated in any discharge of the Note Trust the provisions of this clause [12] will continue in full force and effect despite such discharge.

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13.       ADDITIONAL NOTE TRUSTEES

13.1      APPOINTMENT AND REMOVAL

          The Note Trustee may, upon giving prior notice to the Issuer Trustee and the Manager (but without the consent of the Issuer Trustee, the Manager or the Class [ ] Noteholders), appoint any person (an "ADDITIONAL NOTE TRUSTEE") (other than the Issuer Trustee or a Related Body Corporate of the Issuer Trustee) established or resident in any jurisdiction (whether an Eligible Trust Corporation or not) to act as a co-trustee jointly with the Note Trustee:

          (a) (INTERESTS OF CLASS [ ] NOTEHOLDERS): if the Note Trustee considers such appointment to be in the interests of the Class
               [ ] Noteholders;

          (b) (LEGAL REQUIREMENTS): for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

          (c) (OBTAINING JUDGMENT): for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of this Deed or any other Transaction Document.

          The Issuer Trustee, for valuable consideration, irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute an instrument of appointment of any such Additional Note Trustee. Such Additional Note Trustee will (subject always to the provisions of this Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this Deed or any other Transaction Document) and such duties and obligations as are conferred or imposed by the instrument of appointment. Such reasonable remuneration as the Note Trustee may pay to any Additional Note Trustee, together with any costs and expenses properly incurred by any Additional Note Trustee in performing its functions as such, are expenses of the Note Trustee recoverable by it pursuant to clause [12.2]. The Note Trustee, upon giving prior notice to the Issuer Trustee and the Manager, has the power to remove any Additional Note Trustee. The Issuer Trustee, for valuable consideration, irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute an instrument of removal of any such Additional Note Trustee.

13.2      JOINT EXERCISE OF POWERS

          All rights, powers, duties and obligations conferred or imposed upon an Additional Note Trustee are conferred or imposed upon and exercised or performed by the Note Trustee and the Additional Note Trustee jointly (it being understood that an Additional Note Trustee is not



                                                                             32.

          authorised to act separately without the Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such Additional Note Trustee (but subject to the direction of the Note Trustee).

13.3      NOTICE

          The Note Trustee must promptly notify the Principal Paying Agent, the Class [ ] Noteholders and the Current Rating Authorities of each appointment or removal of an Additional Note Trustee pursuant to this clause [13].

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14.       RETIREMENT OR REMOVAL OF NOTE TRUSTEE

14.1      RETIREMENT OF NOTE TRUSTEE

          The Note Trustee covenants that it will retire as Note Trustee if:

          (a) (INSOLVENCY): an Insolvency Event occurs in relation to the Note Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

          (b)  (CEASES TO CARRY ON BUSINESS): it ceases to carry on business;

          (c) (CEASES TO BE AN ELIGIBLE TRUST CORPORATION): it ceases to be an Eligible Trust Corporation;

          (d) (CLASS [ ] NOTEHOLDERS REQUIRE RETIREMENT): it is so directed by a Special Majority of Class [ ] Noteholders;

          (e) (BREACH OF DUTY): when required to do so by the Manager or the Issuer Trustee by notice in writing, it fails or neglects within 20 Business Days after receipt of such notice to carry out or satisfy any material duty imposed on it by this Deed or any other Transaction Document; or

          (f) (CHANGE IN OWNERSHIP): there is a change in ownership of 50% or more of the issued equity share capital of the Note Trustee from the position as at the date of this Deed or effective control of the Note Trustee alters from the position as at the date of this Deed unless in either case approved by the Manager (whose approval must not be unreasonably withheld).

14.2      REMOVAL BY MANAGER

          If the Note Trustee refuses to retire the Manager is entitled to remove the Note Trustee from office immediately by notice in writing if an event referred to in clause [14.1] has occurred. On the retirement or removal of the Note Trustee under the provisions of clause [14.1] or this clause [14.2]:

          (a) (NOTIFY CURRENT RATING AUTHORITIES): the Manager must promptly notify the Current Rating Authorities of such retirement or removal; and

          (b) (APPOINT SUBSTITUTE NOTE TRUSTEE): subject to any approval required by law, the Manager is entitled to and must use reasonable endeavours to appoint in writing some other Eligible Trust Corporation that is approved by the Current Rating Authorities to be the Substitute Note Trustee.

                                                                             33.

14.3      NOTE TRUSTEE MAY RETIRE

          The Note Trustee may retire at any time as trustee under this Deed upon giving [3] months (or such lesser time as the Manager, the Issuer Trustee and the Note Trustee agree) notice in writing to the Issuer Trustee, the Manager and the Current Rating Authorities, without giving any reason and without being responsible for any liabilities incurred by reason of such retirement provided that such retirement is in accordance with this Deed, provided that no such period of notice of retirement may expire within the period of [30] days preceding each [Quarterly] Payment Date. Upon such retirement the Note Trustee, subject to any approval required by law, may appoint in writing any other Eligible Trust Corporation that is approved by the Current Rating Authorities and the Manager, which approval must not be unreasonably withheld by the Manager, as Note Trustee in its stead. If the Note Trustee does not appoint a replacement by the date which is 1 month prior to the date of its proposed retirement, the Manager is entitled to appoint a Substitute Note Trustee, which must be an Eligible Trust Corporation that is approved by the Current Rating Authorities, as of the date of the proposed retirement. The Note Trustee must not seek reimbursement for any costs incurred by it which are associated with its retirement under this clause [14.3] or any costs incurred by it associated with the appointment of a Substitute Note Trustee as a result of such retirement.

14.4      APPOINTMENT OF SUBSTITUTE NOTE TRUSTEE BY CLASS [ ] NOTEHOLDERS

          Notwithstanding clauses [14.1], [14.2] and [14.3], no retirement or removal of the Note Trustee will be effective until a Substitute Note Trustee has been appointed in its place. If a Substitute Note Trustee has not been appointed under clauses [14.1], [14.2] or [14.3] at a time when the position of Note Trustee would, but for this clause [14.4], become vacant in accordance with those clauses, the Issuer Trustee must promptly advise the Class [ ] Noteholders a Special Majority of whom may appoint an Eligible Trust Corporation nominated by any of them to act as Note Trustee.

14.5      RELEASE OF NOTE TRUSTEE

          Upon retirement or removal of the Note Trustee as trustee of the Note Trust, the Note Trustee is released from all obligations under this Deed arising after the date of the retirement or removal except for its obligation to vest the Note Trust Fund in the Substitute Note Trustee and to deliver all books and records relating to the Note Trust to the Substitute Note Trustee. The Manager and the Issuer Trustee may settle with the Note Trustee the amount of any sums payable by the Note Trustee to the Manager or the Issuer Trustee or by the Manager or the Issuer Trustee to the Note Trustee and may give to or accept from the Note Trustee a discharge in respect of those sums which will be conclusive and binding as between the Manager, the Issuer Trustee and the Note Trustee but not as between the Note Trustee and the Class [ ] Noteholders.

14.6      VESTING OF NOTE TRUST FUND IN SUBSTITUTE NOTE TRUSTEE

          The Note Trustee, on its retirement or removal, must vest the Note Trust Fund or cause it to be vested in the Substitute Note Trustee and must deliver and assign to such Substitute Note Trustee as appropriate all books, documents, records and other property whatsoever relating to the Note Trust Fund.

14.7      SUBSTITUTE NOTE TRUSTEE TO EXECUTE DEED

          Each Substitute Note Trustee must upon its appointment execute a deed in such form as the Manager may require whereby such Substitute Note Trustee must undertake to the Class [ ] Noteholders to be bound by all the covenants on the part of the Note Trustee under this Deed from the date of such appointment.

                                                                             34.

14.8      CURRENT RATING AUTHORITIES ADVISED

          The Manager must promptly:

          (a) (RETIREMENT): approach and liaise with each Current Rating Authority in respect of any consents required from it to the replacement of the Note Trustee pursuant to clauses [14.2] or [14.3];

          (b) (CHANGE OF OWNERSHIP): notify the Current Rating Authorities of it becoming aware of a change in ownership of 50% or more of the issued equity share capital of the Note Trustee from the position as at the date of this Deed or effective control of the Note Trustee altering from the date of this Deed; and

          (c) (APPROVAL FOR CHANGE IN OWNERSHIP): notify the Current Rating Authorities of any approvals given by the Manager pursuant to clause [14.1(f)].

14.9      RETENTION OF LIEN

          Notwithstanding any release of the outgoing Note Trustee under this clause [14], the outgoing Note Trustee will remain entitled to the benefit of the indemnities granted by this Deed to the outgoing Note Trustee in respect of any liability, cost or other obligation incurred by it while acting as Note Trustee, as if it were still the Note Trustee under this Deed.

14.10     ISSUER TRUSTEE AND MANAGER CANNOT BE APPOINTED

          Notwithstanding the preceding provisions of this clause [14], none of the Manager, the Issuer Trustee, any Support Facility Provider nor any of their Related Bodies Corporate may be appointed as Note Trustee.

14.11     NO LIMITATION OF TIA

          Nothing in this clause [14] is to be construed as limiting any right of a Class [ ] Noteholder to take any action to remove the Note Trustee in accordance with section 310(b) of the TIA.

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15.       AMENDMENT

15.1      AMENDMENT BY NOTE TRUSTEE

          Subject to this clause [15] and to any approval required by law, the Note Trustee, the Manager and the Issuer Trustee may together agree, without the consent or sanction of any Class [ ] Noteholder, by way of supplemental deed to alter, add to or revoke any provision of this Deed or the Class [ ] Notes (including the Note Conditions) so long as such alteration, addition or revocation is not a Payment Modification and such alteration, addition or revocation:

          (a) (NECESSARY OR EXPEDIENT): in the opinion of the Note Trustee is necessary or expedient to comply with the provisions of any Statute or regulation or with the requirements of any Governmental Agency;

          (b) (MANIFEST ERROR): in the opinion of the Note Trustee is made to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

          (c) (AMENDMENT TO LAW): in the opinion of the Note Trustee is appropriate or expedient as a consequence of an amendment to any Statute or regulation or altered requirements of any Governmental Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a Statute or regulation or an amendment to any Statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any


                                                                             35.

               governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the PUMA Trust or the Note Trust); or

          (d) (OTHERWISE DESIRABLE): in the opinion of the Note Trustee and the Issuer Trustee is otherwise desirable for any reason and:

               (i) is not in the opinion of the Note Trustee likely, upon coming into effect, to be materially prejudicial to the interests of Class [ ] Noteholders; or

               (ii) if it is in the opinion of the Note Trustee likely, upon coming into effect, to be materially prejudicial to Class
                    [ ] Noteholders, the consent of a Special Majority of Class
                    [ ] Noteholders to the alteration, addition or resolution has been obtained. For the purpose of determining whether a Special Majority of Class [ ] Noteholders has consented to an alteration, addition or revocation, Class [ ] Notes which are beneficially owned by the Issuer Trustee or the Manager or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer Trustee or the Manager, shall be disregarded, provided that the Note Trustee, the Manager and the Issuer Trustee may not alter, add to or revoke any provision of this Deed or the Class
          [ ] Notes unless the Manager has notified the Current Rating Authorities [5] Business Days in advance.

15.2      AMENDMENTS REQUIRING CONSENT OF CLASS [ ] NOTEHOLDERS

          The Note Trustee, the Manager and the Issuer Trustee may together agree by way of supplemental deed to make or effect a Payment Modification, in relation to all the Class [ ] Notes, to this Deed or the Class [ ] Notes (including the Note Conditions) if, and only if, the consent has first been obtained of each corresponding Class [ ] Noteholder to such Payment Modification.

15.3      COMPLIANCE WITH TIA

          Any supplemental deed altering, adding to or revoking any provision of this Deed or the Class [ ] Notes (including the Note Conditions) referred to in this clause 15 must conform, to the extent applicable, with the requirements of the TIA.

15.4      NO CURRENT RATING AUTHORITY DOWNGRADE

          The Note Trustee will be entitled to assume that any proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of Class [ ] Noteholders if each of the Current Rating Authorities confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the Class [ ] Notes by the Current Rating Authority.

15.5      DISTRIBUTION OF AMENDMENTS

          The Issuer Trustee must distribute to all Class [ ] Noteholders a copy of any amendment made pursuant to this clause [15] as soon as reasonably practicable after the amendment has been made.

15.6      AMENDMENTS BINDING ON CLASS [ ] NOTEHOLDERS

          Any alteration, addition or revocation of a provision of this Deed or the Class [ ] Notes made pursuant to this clause [15] is binding on all Class [ ] Noteholders.

                                                                             36.

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16.       REPORTS

16.1      REPORTS BY NOTE TRUSTEE

          If so required by section 313(a) of the TIA, the Note Trustee shall provide to each Class [ ] Noteholder, and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide reports to, at intervals of not more than [12 months] (commencing as from the Closing Date) a brief report of the events referred to in section 313(a) of the TIA that have occurred within the preceding 12 months and shall provide such additional reports to Class [ ] Noteholders, and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide reports to, as are required by section 313(b) of the TIA at the times specified in that section. A copy of each such report at the time of its provision to Class [ ] Noteholders must be copied to the Issuer Trustee and the Manager and must be filed by the Note Trustee with the Commission and each stock exchange, if any, on which the Class [ ] Notes are listed.

16.2      REPORTS BY ISSUER TRUSTEE

          The Issuer Trustee and the Manager each severally covenants that it will:

          (a)  (COPY SECURITIES EXCHANGE ACT REPORTS TO NOTE TRUSTEE): file:

               (i) with the Commission at such times as are required under the Exchange Act; and

               (ii) with the Note Trustee, within 15 days after it is required to file the same with the Commission,

               copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which it may be required to file with the Commission pursuant to section 13 or 15(d) of the Exchange Act or, if it is not required to file information, documents or reports pursuant to either of such sections, then to file with the Note Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

          (b) (OTHER REPORTS): file with the Note Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by it with the conditions and covenants of this Deed as may be required from time to time by such rules and regulations; and

          (c) (SUMMARIES TO CLASS [ ] NOTEHOLDERS): transmit to Class [ ] Noteholders, and such other persons as are required by section 314(a)(3) of the TIA, such summaries of any information, documents and reports required to be filed by the Issuer Trustee or the Manager pursuant to clauses [16.2(a) and (b)] as may be required by rules and regulations prescribed from time to time by the Commission.

16.3      RESTRICTED SECURITIES

          The Issuer Trustee and the Manager each severally covenants that it will forthwith notify the Note Trustee, if, at any time, after the Closing Date, any Class [ ] Notes become "restricted securities" (as defined in Rule 144(a)(3) of Securities Act of 1933 of the United States of America (the "SECURITIES ACT")) and during any period during which the Issuer Trustee or the Manager is neither subject to Sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(d) under the Exchange Act, make available to each holder

                                                                             37.

          of the Class [ ] Notes in connection with any resale of the Class [ ] Notes and to any prospective purchaser of the Class [ ] Notes from that holder, in each case upon request, the information specified in and meeting the requirements of Rule 144(A)(d)(4) under the Securities Act.

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17.       CURRENCY INDEMNITY

17.1      IMPROPER CURRENCY RECEIPTS

          If any payment is made by the Issuer Trustee under this Deed or the Class [ ] Notes or if the Note Trustee or any Class [ ] Noteholder receives or recovers any money under or pursuant to this Deed or the Class [ ] Notes in a currency ("RECEIPT CURRENCY") other than the currency in which the money was payable pursuant to the terms of this Deed or the Class [ ] Notes ("AGREED CURRENCY"), the Issuer Trustee must, as a separate and additional liability, pay to the recipient such additional amount so that after conversion from the Receipt Currency into the Agreed Currency of such money so paid, received or recovered and after the payment of all commission and expenses in relation to such conversion the recipient will receive net in its hands an amount in the Agreed Currency equal to the amount of the money payable under this Deed or the Class [ ] Notes in the Agreed Currency.

17.2      CURRENCY INDEMNITY

          If a judgment or an order is rendered by any court or tribunal for the payment of any amount payable by the Issuer Trustee under this Deed or the Class [ ] Notes or for the payment of damages in respect of any breach by the Issuer Trustee of this Deed or the Class [ ] Notes or any Insolvency Event in relation to the Issuer Trustee occurs resulting in money being payable or receivable in respect of any proof or other claim, and such judgment, order, proof or claim is expressed in a currency ("JUDGMENT CURRENCY") other than the currency in which the money was payable pursuant to the terms of this Deed or the Class
          [ ] Notes ("AGREED CURRENCY"), the Issuer Trustee must indemnify and hold harmless and keep indemnified the person with the benefit of the judgment, order, proof or claim (as the case may be) (the "RECEIVING PARTY") against any deficiency in the Agreed Currency in the amount received by the Receiving Party arising or resulting from any variation as between:

          (a) (JUDGMENT RATE): the rate of exchange at which the Agreed Currency is converted to the Judgment Currency for the purposes of such judgment, order, proof or claim; and

          (b) (ACTUAL RATE): the rate of exchange which the Receiving Party is able to purchase the Agreed Currency with the amount of the Judgment Currency actually received by the Receiving Party,

          and such indemnity will continue in full force and effect notwithstanding any such judgment, order, proof or claim.

17.3      FAILURE TO PAY PROPER CURRENCY

          Any payment purportedly pursuant to the terms of this Deed or a Class
          [ ] Note in a currency other than the currency in which it is required to be paid will not discharge or satisfy the relevant obligation of the payer to make the payment except to the extent that, and insofar as, the currency in which the payment is required to be made is acquired by sale of the currency in which the payment was actually made.

                                                                             38.

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18.       EXPENSES AND STAMP DUTIES

18.1      EXPENSES

          Subject to clause [22], the Issuer Trustee will on demand reimburse the Note Trustee for and keep the Note Trustee indemnified against all expenses including legal costs and disbursements (on a full indemnity basis) incurred by the Note Trustee in connection with:

          (a) (PREPARATION): the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver under this Deed or amendment to this Deed;

          (b) (ENFORCEMENT): the exercise, enforcement, preservation or attempted exercise enforcement or preservation of any rights under this Deed including without limitation any expenses incurred in the evaluation of any matter of material concern to the Note Trustee; and

          (c) (GOVERNMENTAL AGENCY): any enquiry by a Governmental Agency concerning the Issuer Trustee or the assets of the PUMA Trust or a transaction or activity the subject of the Transaction Documents.

18.2      STAMP DUTIES AND OTHER TAXES

          The Issuer Trustee must pay any stamp and other duties and Taxes, including fines and penalties, payable in [Australia, the United Kingdom, Belgium, Luxembourg or the United States] on or in connection with:

          (a) (EXECUTION OF DEED): the execution, delivery and performance of this Deed or any payment, receipt or other transaction contemplated by this Deed;

          (b) (ISSUE OF CLASS [ ] NOTES): the constitution and original issue and delivery of the Class [ ] Notes; and

          (c) (PROCEEDINGS): any action taken by the Note Trustee or (where in accordance with this Deed or the Security Trust Deed the Class [ ] Noteholders are entitled to do so) the Class [ ] Noteholders to enforce the provisions of the Class [ ] Notes, this Deed, the Trust Deed, the Sub-Fund Notice or the Security Trust Deed.

          The Issuer Trustee must indemnify and keep indemnified the Note Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Issuer Trustee to pay any such stamp and other duties and Taxes.

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19.       TRUST INDENTURE ACT

19.1      CERTIFICATES AND OPINIONS

          (a) (CONDITIONS PRECEDENT): Upon any application or request by the Issuer Trustee to the Note Trustee to take any action under any provision of this Deed, the Issuer Trustee must furnish to the Note Trustee:

               (i) a certificate from two Authorised Officers of the Issuer Trustee stating that all conditions precedent, if any, provided for in this Deed relating to the proposed action have been complied with;

               (ii) Counsel's Opinion stating that all such conditions precedent, if any, have been complied with; and

               (iii) if required by the TIA, a certificate from an accountant meeting the applicable requirements of section 314(c)(3) of the TIA,

                                                                             39.

               provided that in the case of any such application or request as to which the furnishing of such documents is specifically required by any other provision of this Deed no additional certificate or opinion need be furnished.

          (b) (FAIR VALUE): The Issuer Trustee must furnish to the Note Trustee a certificate or opinion of an engineer, appraiser or other expert as to the fair value:

               (i) of any property or securities to be released from the Security Interest created by the Security Trust Deed, where this is required by section 314(d)(1) of the TIA;

               (ii) to the Issuer Trustee of any securities the deposit of which with the Issuer Trustee is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, where this is required by section 314(d)(2) of the TIA; and

               (iii) to the Issuer Trustee of any property the subjection of which to the Security Interest created by the Security Trust Deed is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, where this is required by section 314(d)(3) of the TIA, and every such certificate or opinion must comply with the relevant provisions of section 314(d) of the TIA (and, except as provided otherwise in section 314 of the TIA, may be given by an Authorised Officer of the Issuer Trustee).

          (c) (FORM OF CERTIFICATES AND OPINIONS): Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Deed (other than the certificate referred to in clause [6.3(c)(i)]) shall include:

               (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions used therein;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

19.2      UNDERTAKING FOR COSTS

          (a) (UNDERTAKING): Subject to clause [19.2(b)], all parties to this deed agree, and each Class [ ] Noteholder by such Class [ ] Noteholder's acceptance of the Class [ ] Notes are deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

          (b) (EXCEPTIONS): The provisions of clause [19.2(a)] shall not apply to:

                                                                             40.

               (i)   any suit instituted by the Note Trustee;

               (ii) any suit instituted by any Class [ ] Noteholder, or group of Class [ ] Noteholders, in each case holding in the aggregate Class [ ] Notes with a Principal Balance of more than 10% of the then aggregate a Principal Balance of all Class [ ] Notes; or

               (iii) any suit instituted by any Class [ ] Noteholder for the enforcement of the payment of principal or interest on any Class [ ] Note on or after the respective due dates expressed in such Class [ ] Note and in this Deed.

19.3      EXCLUSION OF SECTION 316(A)(1)

          Section 316(a)(1) of the TIA is expressly excluded by this Deed.

19.4 UNCONDITIONAL RIGHTS OF CLASS [ ] NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST

          Notwithstanding any other provisions in this Deed, any Class [ ] Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on each Class [ ] Note held by it on or after the respective due dates thereof expressed in such Class [ ] Note or in this Deed or to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Class [ ] Noteholder, except to the extent that this Deed or the Security Trust Deed contain provisions limiting or denying the right of any Class [ ] Noteholder to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

19.5      CONFLICT WITH TRUST INDENTURE ACT

          The provisions of section 310 to 317 (inclusive) of the TIA are incorporated into, are a part of and govern this deed, whether or not contained in this Deed, unless expressly excluded by this Deed in accordance with the TIA. If any provision of this Deed limits, qualifies or conflicts with any provision that is deemed to be included in this Deed by virtue of any of the provisions of the TIA, such provision deemed to be included in this Deed will prevail.

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20.       GOVERNING LAW AND JURISDICTION

20.1      GOVERNING LAW

          This Deed is governed by and construed in accordance with the laws of the State of New South Wales.

20.2      JURISDICTION

          (a) (SUBMISSION TO JURISDICTION): The Issuer Trustee, the Note Trustee, the Manager and each of the Class [ ] Noteholders each irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of both:

               (i) the courts and appellate courts of the State of New South Wales; and

               (ii) the Federal and state courts in the Borough of Manhattan in the City of New York,

               with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

                                                                             41.

          (b) (WAIVER OF INCONVENIENT FORUM): The Issuer Trustee, the Note Trustee, the Manager and each of the Class [ ] Noteholders each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings brought in such courts and any claim it may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

          (c) (SERVICE OF NOTICE): The Issuer Trustee, the Note Trustee, the Manager and each of the Class [ ]Noteholders agree, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause [21].

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21.       NOTICES

21.1      METHOD OF DELIVERY

          Subject to clause [21.6], any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed other than to or by a Class [ ] Noteholder must:

          (a) (AUTHORISED OFFICER): except in the case of communications by e-mail, be signed by an Authorised Officer of the party giving the same;

          (b)  (IN WRITING): be in writing; and

          (c)  (DELIVERY): be:

               (i)   left at the address of the addressee;

               (ii) sent by prepaid ordinary post to the address of the addressee;

               (iii) sent by facsimile to the facsimile number of the addressee;
                     or

               (iv) sent by e-mail by an Authorised Officer of the party giving the same to the addressee's specific e-mail address,

               with the address details described in paragraphs (i) to (iv) above being notified by that addressee from time to time to the other parties to this Deed as its address for service pursuant to this Deed.

21.2      DEEMED RECEIPT

          A notice, request, certificate, demand, consent or other communication under this Deed other than to or by a Class [ ] Noteholder is deemed to have been received:

          (a)  (DELIVERY): where delivered in person, upon receipt;

          (b) (POST): where sent by post, on the 3rd (or 7th if posted to or from a place outside of Australia) day after posting;

          (c) (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

          (d) (E-MAIL): subject to clause [21.6], where sent by e-mail, on the date that the e-mail is received.

          However, if the time of deemed receipt of any notice is not before [5.00 pm] on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

                                                                             42.

21.3      NOTICES TO CLASS [ ] NOTEHOLDERS

          Any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed to a Class [ ] Noteholder:

          (a) (DELIVERY): will be effectively given if it is given in accordance with condition [11] of the Note Conditions; and

          (b) (TIME): is deemed to have been given at the time specified in condition [11] of the Note Conditions.

21.4      NOTICES FROM CLASS [ ] NOTEHOLDERS

          Subject to clause [21.6], any notice, request, certificate, approval, document, consent, direction or other communication to be given under this Deed by a Class [ ] Noteholder to any person must:

          (a) (SIGNED): be signed by the Class [ ] Noteholder or an attorney of the Class [ ] Noteholder;

          (b)  (IN WRITING): be in writing;

          (c)  (DELIVERY): be:

               (i)  left at the address of the addressee;

               (ii) sent by prepaid ordinary post to the address of the
                    addressee; or

               (iii) sent by facsimile to the facsimile number of the addressee,

               as set out in the Note Conditions or otherwise as notified by that addressee to the Class [ ] Noteholders from time to time;

          (d) (EVIDENCE): be accompanied by such evidence as to its proper execution by the Class [ ] Noteholder as the addressee may reasonably require,

          and will only be effective upon actual receipt by the addressee. For the purposes of seeking any consent, direction or authorisation from Class [ ] Noteholders or a class of Class [ ] Noteholders pursuant to this Deed, the TIA (including section 316 of the TIA) or any Transaction Document the Note Trustee may by notice to the relevant Class [ ] Noteholders specify a date (not earlier than the date of the notice) upon which the relevant Class [ ] Noteholders for the purposes of that consent, direction or authorisation will be determined and, if it does so, the persons who are the relevant Class [ ] Noteholders and the Principal Balance of the Class [ ] Notes held by them will, for the purposes of that consent, direction or authorisation, be determined based upon the details recorded in the Note Register as at [5.00 pm] on that date.

21.5      ISSUER TRUSTEE AND MANAGER

          Each of the Issuer Trustee and the Manager must maintain an office or an agency in New York where any legal proceedings in respect of this Deed or the Class [ ] Notes may be served on it. The Issuer Trustee initially appoints [C.T. Corporation, 111 8th Avenue, New York, New York 10011] as its agent for this purpose. The Manager initially appoints [Macquarie Bank Limited, New York office, Rockefeller Centre, 600 Fifth Avenue, 21st Floor, New York, New York 10020] as its agent for this purpose.

                                                                             43.

21.6      EMAIL

          Notwithstanding any other provision in this clause [21], a notice, request, certificate, approval, demand, consent or other communication to be given under this Deed may only be given by email where the recipient has expressly agreed with the sender that that communication, or communications of that type, may be given by email and subject to such conditions as may be required by the recipient.

--------------------------------------------------------------------------------
22.       ISSUER TRUSTEE'S LIMITED LIABILITY

22.1      LIMITATION ON THE ISSUER TRUSTEE'S LIABILITY

          The Issuer Trustee enters into this Deed only in its capacity as trustee of the PUMA Trust and in no other capacity. A liability incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust arising under or in connection with this Deed is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of assets of the PUMA Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of this Deed (other than clauses [12.7] and [22.3]) and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed.

22.2      CLAIMS AGAINST THE ISSUER TRUSTEE

          The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of liabilities incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust in any capacity other than as trustee of the PUMA Trust, including seeking the appointment of a receiver (except in relation to assets of the PUMA Trust), a liquidator, an administrator, or any similar person to the Issuer Trustee or prove in any liquidation, administration or similar arrangements of or affecting the Issuer Trustee (except in relation to the assets of the PUMA Trust).

22.3      BREACH OF TRUST

          The provisions of this clause [22] will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Trust Deed, the Sub-Fund Notice or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the assets of the PUMA Trust, as a result of the Issuer Trustee's fraud, negligence or wilful default and will not apply to any obligation or liability of the Issuer Trustee to pay amounts from its personal funds pursuant to clause [12.7].

22.4      ACTS OR OMISSIONS

          It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the PUMA Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations or any breach of representation or warranty under this Deed) will be considered fraudulent, negligent or a wilful default for the purpose of clause [22.3] to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Issuer Trustee under any Transaction Document (other than a person whose acts or omissions the Issuer Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the PUMA Trust or by any other act or omission of Relevant Party or any other such person.

22.5      NO AUTHORITY

          No attorney or agent appointed in accordance with this Deed has authority to act on behalf of the Issuer Trustee in a way which exposes the Issuer Trustee to any personal liability and no


                                                                             44.

          act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer Trustee for the purposes of clause [22.3].

22.6      NO OBLIGATION

          The Issuer Trustee is not obliged to enter into any commitment or obligation under this Deed or any Transaction Document (including incur any further liability) unless the Issuer Trustee's liability is limited in a manner which is consistent with this clause [22] or otherwise in a manner satisfactory to the Issuer Trustee in its absolute discretion.

--------------------------------------------------------------------------------
23.       MISCELLANEOUS

23.1      ASSIGNMENT BY THE ISSUER TRUSTEE

          The Issuer Trustee will not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed except to a substitute Trustee which is appointed as a successor trustee of the PUMA Trust under and in accordance with the Trust Deed.

23.2      ASSIGNMENT BY MANAGER

          The Manager will not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed except to a substitute Manager which is appointed as a successor manager of the PUMA Trust under and in accordance with the Management Deed.

23.3      ASSIGNMENT BY NOTE TRUSTEE

          The Note Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a Substitute Note Trustee which is appointed as a successor trustee under and in accordance with this Deed.

23.4      CERTIFICATE OF NOTE TRUSTEE

          A certificate in writing signed by an Authorised Officer of the Note Trustee certifying any act, matter or thing relating to this Deed is conclusive and binding on the Issuer Trustee in the absence of manifest error on the face of the certificate.

23.5      CONTINUING OBLIGATION

          This Deed is a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge of this Deed has been given to the Issuer Trustee.

23.6      SETTLEMENT CONDITIONAL

          Any settlement or discharge between the Issuer Trustee and the Note Trustee is conditional upon any security or payment given or made to the Note Trustee by the Issuer Trustee or any other person in relation to the Secured Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Note Trustee is entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Issuer Trustee subsequently as if such settlement or discharge had not occurred.

23.7      INTEREST ON JUDGMENT

          If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Issuer Trustee under the Transaction Documents) becomes merged in a judgment or order then the Issuer Trustee as an independent obligation will pay interest to the Note Trustee on the


                                                                             45.

          amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the Class [ ] Notes from the date it becomes payable until it is paid.

23.8      SEVERABILITY OF PROVISIONS

          Any provision of this Deed which is illegal, void or unenforceable in any jurisdiction is ineffective in that jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Deed or the enforceability of that provision in any other jurisdiction.

23.9      REMEDIES CUMULATIVE

          The rights and remedies conferred by this Deed upon the Note Trustee are cumulative and in addition to all other rights or remedies available to the Note Trustee by Statute or by general law.

23.10     WAIVER

          A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Note Trustee will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Deed or provided by law.

23.11     WRITTEN WAIVER, CONSENT AND APPROVAL

          Any waiver, consent or approval given by the Note Trustee under this Deed will only be effective and will only be binding on the Note Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Note Trustee or on its behalf by an Authorised Officer for the time being of the Note Trustee.

23.12     MORATORIUM LEGISLATION

          To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

          (a) (LESSEN OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Issuer Trustee any obligation under this Deed; or

          (b) (DELAY EXERCISE OF POWERS): to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the Note Trustee under this Deed,

          are expressly waived negatived and excluded.

23.13     BINDING ON EACH SIGNATORY

          This Deed binds each of the signatories to this Deed notwithstanding that any one or more of the named parties to this Deed does not execute this Deed, that there is any invalidity forgery or irregularity touching any execution of this Deed or that this Deed is or becomes unenforceable void or voidable against any such named party.

23.14     COUNTERPARTS

          This Deed may be executed in a number of counterparts and all such counterparts taken together is deemed to constitute one and the same instrument.

                                                                             46.

EXECUTED as a deed.

EXECUTED AS A DEED by [THE BANK OF NEW YORK] acting by its Authorised Officer in the presence of:

                                              ------------------------------


-----------------------------------------
Signature of Witness



-----------------------------------------
Name of Witness in full



SIGNED SEALED AND DELIVERED for and on behalf of MACQUARIE SECURITISATION LIMITED, ABN 16 003 297 336 by and its Attorneys under a Power of Attorney dated and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:




                                              ------------------------------
                                              Signature of Attorney



                                              ------------------------------
                                              Signature of Attorney



-----------------------------------------
Signature of Witness



-----------------------------------------
Name of Witness in full




                                                                             47.

SIGNED SEALED AND DELIVERED for and on behalf of [PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827] by its Attorney under a Power of Attorney dated and who declares that he or she has not received any notice of the revocation of such Power of Attorney in the presence of:


                                                  -----------------------------
                                                  Signature of Attorney


---------------------------------------------
Signature of Witness



---------------------------------------------
Name of Witness in full





                                                                             48.

SCHEDULE 1
FORM OF CLASS [ ] NOTE



Registered                        CUSIP No:                         $[        ]
No. R-                            ISIN No:
                                  Common Code:




UNLESS THIS CLASS [ ] NOTE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, ("DTC") TO THE ISSUER TRUSTEE (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS [ ] NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THE CLASS [ ] NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST IN THIS CLASS [ ] NOTE.

[The above paragraph is to appear in the Book-Entry Notes only.]

Each Class [ ] Noteholder represents, warrants and covenants (and by its acquisition of a Book-Entry Note, each Class [ ] Noteholder shall be deemed to represent) that it is either (i) not acquiring such Class [ ] Note with the assets of an "employee benefit plan" subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); a "plan" described by Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "CODE"); any entity deemed to hold "plan assets" of the foregoing under 29 C.F.R. 2510.3-101; or any governmental plan subject to substantially similar applicable law or (ii) its purchase and holding of such Class [ ] Note will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or any substantially similar applicable law.

THE PRINCIPAL OF THIS CLASS [ ] NOTE IS PAYABLE IN INSTALLMENTS AND MAY BE SUBJECT TO EXCHANGE AS SET FORTH BELOW, IN THE NOTE TRUST DEED AND IN THE NOTE CONDITIONS. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS [ ] NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS CLASS [ ] NOTE.

[PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827] (a limited liability company incorporated in Australia and registered in New South Wales) in its capacity as trustee of the PUMA Global Trust No. [ ] (the "PUMA TRUST") (the "ISSUER TRUSTEE")

                                 CLASS [ ] NOTE

This Class [ ] Note is issued by the Issuer Trustee in an initial aggregate principal amount of [US] $[ ] the ("CLASS [ ] NOTE") and is:

(a) constituted by a Note Trust Deed (the "NOTE TRUST DEED") dated [ ] made between the Issuer Trustee, Macquarie Securitisation Limited, ABN 16 003 297 336, (the "MANAGER") and [The Bank of New York, New York Branch] (the "NOTE TRUSTEE"); and

(b)  issued subject to, and with the benefit of, amongst other things:

     (i) a Trust Deed (the "TRUST DEED") dated 13 July 1990 (as amended) made between the person referred to therein as the Founder and the Issuer Trustee, as amended from time to time;

                                                                             49.

     (ii) a Sub-Fund Notice (the "SUB-FUND NOTICE") dated [ ] from the Manager to the Issuer Trustee;

     (iii) a Security Trust Deed (the "SECURITY TRUST DEED") dated [ ] made between the Issuer Trustee, the Manager, the Note Trustee and [Perpetual Trustee Company Limited, ABN 42 001 001 007];

     (iv) the Agency Agreement (the "AGENCY AGREEMENT") dated [ ] made between the Issuer Trustee, the Note Trustee, the Manager, [The Bank of New York, New York Branch] as Principal Paying Agent, Agent Bank and Note Registrar and [The Bank of New York, London Branch] as Paying Agent;

     (v)   the Note Trust Deed; and

     (vi) the Note Conditions as set out in the Annexure to this Class [ ] Note (the " NOTE CONDITIONS").

Unless defined in this Class [ ] Note, words and phrases defined in either or both of the Note Trust Deed and the Note Conditions have the same meaning in this Class [ ] Note. Where there is any inconsistency in a definition between the Note Trust Deed and the Note Conditions, the Note Trust Deed prevails.

If this Class [ ] Note is a Book-Entry Note and the Issuer Trustee is obliged to issue Definitive Notes under clause [3.4(a)] of the Note Trust Deed, this Class
[ ] Note will be exchangeable in whole upon its surrender at the offices of the Note Registrar as specified in the Note Conditions or notified to Class [ ] Noteholders from time to time (or such other place as the Note Trustee may agree) for Definitive Notes and the Issuer Trustee shall execute and procure that the Note Trustee authenticates and delivers in full exchange for this Class
[ ] Note, Definitive Notes in aggregate principal amount equal to the then Principal Balance of this Class [ ] Note subject to and in accordance with clause [3.4(b)] of the Note Trust Deed and in accordance with the Agency Agreement. The Issuer Trustee is not obliged to issue Definitive Notes until 30 days after the occurrence of an event set out in clause [3.4(a)] of the Note Trust Deed. The Definitive Notes to be issued on that exchange will be in registered form each in the denomination of [ ] or integral multiples thereof.

The Issuer Trustee, in its capacity as trustee of the PUMA Trust, subject to and in accordance with this Class [ ] Note, the Note Conditions, the Agency Agreement, the Trust Deed, the Sub-Fund Notice and the Note Trust Deed, promises to pay to [ ] as the registered holder of this Class [ ] Note, or to registered assigns of this Class [ ] Note, the principal sum of [] [ ] (or such part of that amount as may become repayable under the Note Conditions, the Sub-Fund Notice and the Note Trust Deed) on such date(s) as that principal sum (or any part of it) becomes repayable in accordance with the Note Conditions, the Sub-Fund Notice and the Note Trust Deed and to pay interest in arrear on each [Quarterly] Payment Date on the Principal Balance of this Class [ ] Note at rates determined in accordance with condition [6] of the Note Conditions. If the Issuer Trustee fails to meet its obligations to issue Definitive Notes, this shall be without prejudice to the Issuer Trustee's obligations with respect to the Class [ ] Notes under the Note Trust Deed, the Trust Deed, the Sub-Fund Notice, the Agency Agreement and this Class [ ] Note.

Payments of interest on this Class [ ] Note due and payable on each [Quarterly] Payment Date, together with the installment of principal, if any, shall be payable in accordance with condition [8.1] of the Note Conditions and the Agency Agreement. If this Class [ ] Note is a Book-Entry Note such payments will be made to the nominee of the Depository [(initially, such nominee to be Cede & Co.)] and each of the persons appearing from time to time in the records of DTC as the holder of a beneficial interest in a Class [ ] Note will be entitled to receive any payment so made in respect of that Class [ ] Note only in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer Trustee in respect of payments due on the Class [ ] Notes which must be made by the holder of this Class [ ] Note, for so long as this Class [ ] Note is outstanding.

On any payment of principal and/or interest on the Class [ ] Notes details of that payment shall be endorsed by or on behalf of the Issuer Trustee in the Note Register and, in the case of payments of principal, the Principal Balance of the Class [ ] Notes shall be reduced for all purposes by the amount so


                                                                             50.

paid and endorsed in the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

This Class [ ] Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Officer or other duly appointed representatives of the Note Trustee.

This Class [ ] Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

If this Class [ ] Note is a Book-Entry Note, this Class [ ] Note is a global note.

IN WITNESS the Issuer Trustee has caused this Class [ ] Note to be signed manually by a person duly authorised on its behalf

[PERPETUAL TRUSTEES AUSTRALIA LIMITED] by:



.................................................
Authorised Officer/duly appointed representative

IMPORTANT NOTES:

Neither the Manager nor the Issuer Trustee is under any obligation at any time to repurchase any Class [ ] Notes from Class [ ] Noteholders.

This Class [ ] Note is not a certificate of title and the Note Register on which these Class [] Notes are registered is the only conclusive evidence of the title of the abovementioned person to the Class [] Notes.

The Issuer Trustee issues this Class [ ] Note only in its role as trustee of the PUMA Trust. Any obligation or liability of the Issuer Trustee arising under or in any way connected with the PUMA Trust under the Trust Deed, the Sub-Fund Notice, the Note Trust Deed, this Class [ ] Note or any other Transaction Document to which the Issuer Trustee is a party is limited to the extent to which it can be satisfied out of the assets of the PUMA Trust out of which the Issuer Trustee is actually indemnified for the obligation or liability. This limitation will not apply to any obligation or liability of the Issuer Trustee only to the extent that it is not so satisfied because of any fraud, negligence or wilful default on the part of the Issuer Trustee. The Issuer Trustee will have no liability for any act or omission of the Manager or of any other person (other than a person whose acts or omissions the Issuer Trustee is liable for in accordance with any Transaction Document).

Transfers of the Class [ ] Notes must be pursuant to the annexed form of assignment and otherwise in accordance with clause [5] of the Agency Agreement.

None of the Manager or any other member of the Macquarie Bank group or the Issuer Trustee in its personal capacity or as trustee of any other trust guarantees the payment or repayment of any principal, interest or other amounts owing in respect of the Class [ ] Notes.

The Class [ ] Notes do not represent deposits or other liabilities of the Manager or any other member of the Macquarie Bank group. The holding of the Class [ ] Notes is subject to investment risk, including possible delays in payment and loss of income and principal invested. None of the Manager or any other member of the Macquarie Bank group stand in any way behind the capital value and/or performance of the Class [ ] Notes, or the assets held by the PUMA Trust.

[There is a risk that, for the purposes of ERISA and the Code, the Class [ ] Notes may be recharacterised as equity interests in the PUMA Trust after their initial issuance].

                                                                             51.

CERTIFICATE OF AUTHENTICATION

This Class [ ] Note is authenticated by [The Bank of New York, New York Branch] as Class [ ] Note Trustee and until so authenticated shall not be valid for any purpose.

[THE BANK OF NEW YORK, NEW YORK BRANCH] by:



..........................................................
Authorised Officer/duly appointed representative

Dated:...................................................






                                                                             52.

ASSIGNMENT

Social Security or taxpayer I.D., or other identifying number of assignee:

For value received, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
                                          (name and address of assignee)

the within Class [ ] Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Class [ ] Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________               ___________________________________ *
                                          Signature Guaranteed:





                                           ------------------------------------
                                           Signatures must be guaranteed by
                                           an "eligible guarantor
                                           institution" meeting the
                                           requirements of the Note
                                           Registrar, which requirements
                                           include membership or
                                           participation in STAMP or such
                                           other "signature guarantee
                                           program" as may be determined by
                                           the Note Registrar in addition
                                           to, or in substitution for,
                                           STAMP, all in accordance with
                                           the Securities Exchange Act of
                                           1934, as amended.

----------------------------
* NOTE: The signatures to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class [ ] Note in every particular without alteration, enlargement or any change whatsoever.



                                                                             53.

ANNEXURE

[Insert completed Note Conditions]























                                                                             54.